QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Applera Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Applera Corporation

Applera Corporation

Applied Biosystems | Celera

Internet Voting

        Most stockholders have a choice of voting over the Internet, by telephone, or by using a traditional proxy card. Please check your proxy card or the information forwarded by your bank, broker, or other holder of record to see which options are available to you.

Electronic Access to Proxy Materials and Annual Report

        This Proxy Statement and Notice of Annual Meeting and the 2007 Annual Report are available on our web site at http://www.applera.com. If you are a stockholder of record and would like to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail, follow the instructions provided when you vote over the Internet or call our toll-free stockholder services number at 800.730.4001. If you hold your shares through a bank, broker, or other holder, check the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports and vote your shares over the Internet. Opting to receive your proxy materials online saves us the cost of producing and mailing these materials to your home or office and gives you an automatic link to the proxy voting site.

Householding of Annual Meeting Materials

        Some banks, brokers, and other nominee record holders may participate in the practice of "householding" proxy statements and annual reports. This means that only one copy of this Proxy Statement and Notice of Annual Meeting and the 2007 Annual Report may have been sent to multiple stockholders in your household. If you would like to obtain another copy of either document, please contact our Corporate Secretary at 301 Merritt 7, Norwalk, Connecticut, 06851, telephone 203.840.2000. If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

Attendance at the Annual Meeting

        Please note that attendance at the meeting will be limited to stockholders as of the record date. Admission will be on a first-come, first-served basis. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Stockholders holding stock in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership as of the record date. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

Directions to the Meeting

The meeting will be held at 301 Merritt 7, Main Avenue (old U.S. Route 7), Norwalk,
Connecticut, approximately one-half mile north of Exit 40B (northbound or southbound)
on the Merritt Parkway (Connecticut Route 15). Signs in the lobby will direct you to the meeting.

301 Merritt 7
Norwalk, CT 06851

Notice of 2007 Annual Meeting of Stockholders
Time and Date:	9:30 a.m. Eastern Time on Thursday, October 18, 2007
Place:	301 Merritt 7 Main Avenue (old U.S. Route 7) Norwalk, Connecticut, 06851
Purposes:	•	Elect 10 directors.
	•	Ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2008.
	•	Approve an extension of the term of the Applera Corporation 1999 Employee Stock Purchase Plan.
	•	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Record Date:
You can vote if you were a stockholder of record of Applera Corporation-Applied Biosystems Group Common Stock or Applera Corporation-Celera Group Common Stock at the close of business on August 31, 2007.
Thomas P. Livingston Vice President and Secretary

September 6, 2007

YOUR VOTE IS IMPORTANT.

Whether or not you plan to attend the meeting, please vote as soon as possible. You may vote in person at the meeting even if you send in your proxy or vote over the Internet or by telephone.

301 Merritt 7
Norwalk, CT 06851

September 6, 2007

Proxy Statement

General Information

        We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of Applera Corporation for use at our 2007 Annual Meeting of Stockholders. Throughout this proxy statement, we refer to Applera Corporation as the "Company," "we," "us," or "our."

        You are invited to attend our 2007 Annual Meeting of Stockholders on Thursday, October 18, 2007, at 9:30 a.m. Eastern Time. The meeting will be held at 301 Merritt 7, Main Avenue (old U.S. Route 7), in Norwalk, Connecticut. See the inside front cover of this proxy statement for directions. The location is accessible to handicapped persons.

        This proxy statement and the accompanying proxy card are being mailed starting on or about September 10, 2007.

Who May Vote at the Meeting

        We have two classes of voting stock: our Applied Biosystems Group Common Stock, which we refer to as "Applera-Applied Biosystems stock," and our Celera Group Common Stock, which we refer to as "Applera-Celera stock." We refer to the two classes collectively as "Applera common stock." Only holders of record of Applera common stock at the close of business on August 31, 2007, the record date for the meeting, are entitled to receive these proxy materials and vote their shares at the meeting.

        As of the record date, there were 183,389,795 shares of Applera-Applied Biosystems stock and 79,202,672 shares of Applera-Celera stock outstanding and entitled to vote at the meeting.

        At the meeting, each outstanding share of Applera-Applied Biosystems stock will be entitled to one vote, and each outstanding share of Applera-Celera stock will be entitled to 0.395 vote. The voting rights of the Applera-Celera stock were determined based on recent market values of each class of Applera common stock in accordance with a formula set forth in our Restated Certificate of Incorporation. Holders of Applera-Applied Biosystems stock and Applera-Celera stock will vote together as a single class at the meeting.

How to Vote

        If you are a stockholder of record (that is, if you hold shares of Applera common stock in your own name in our stock records maintained by our transfer agent, Computershare Trust Company, N.A.), you have four ways to vote. You may:

  •
  Sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope;

  •
  Vote over the Internet by following the instructions on the proxy card;

  •
  Vote by telephone by following the instructions on the proxy card; or

  •
  Vote in person by attending the meeting.

        The shares represented by a properly signed proxy card or voted over the Internet or by telephone will be voted at the meeting as specified by the stockholder. If a proxy card is properly signed and returned but no specific choices are made, the shares represented by the proxy card will be voted in favor of the election of all of the nominees for director and "for" each of the proposals set forth on the proxy card.

        If you are a "street name" stockholder (that is, if you hold shares of Applera common stock through a bank, broker, or other nominee), you are considered the "beneficial owner" of the shares, and these proxy materials, together with a voting instruction form, are being forwarded to you by your bank, broker, or other nominee. As a beneficial owner, you must instruct your bank, broker, or other nominee how to vote. Depending on your bank, broker, or other nominee, you may be able to vote by toll-free telephone or over the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating, and returning the enclosed voting form. Because a beneficial owner is not the stockholder of record, if you wish to vote your shares in person at the meeting, you must first obtain a "legal proxy" from the bank, broker, or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

How to Revoke a Proxy

        If you are a stockholder of record, you may revoke a proxy, including a vote over the Internet or by telephone, at any time before it is voted at the meeting by:

  •
  submitting a properly completed proxy with a later date or voting by telephone or over the Internet at a later time;

  •
  attending the meeting and voting in person, although attendance at the meeting will not in and of itself constitute revocation of a proxy; or

  •
  delivering written notice of revocation to the Secretary of the Company.

        If you are a street name stockholder, and you wish to revoke a proxy, you must submit a later-dated proxy to your bank, broker, or other nominee. You may also revoke a proxy at any time prior to exercise by attending the meeting and voting in person, although attendance at the meeting will not in and of itself constitute revocation of a proxy. However, because a beneficial owner is not the stockholder of record, if you wish to vote your shares in person at the meeting, you must first obtain a "legal proxy" from the bank, broker, or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

Quorum

        We need a quorum to transact business at the meeting. This means that at least a majority of the total votes entitled to be cast by the outstanding shares of Applera common stock must be present at the meeting, either in person or by proxy. Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists.

Broker Non-Votes

        A "broker non-vote" occurs when a bank, broker, or other nominee does not vote on a particular proposal because it does not have discretionary voting authority for that proposal and has not received voting instructions from the beneficial owner. Under the rules of the New York Stock Exchange, brokers and other nominees have voting power to vote without receiving voting instructions from the owner on "discretionary" matters, but not on "non-discretionary" matters. Discretionary matters include, among other things, the uncontested election of directors and the ratification of the appointment of independent registered public accountants. Non-discretionary matters include, among other things, votes on various equity plan matters.

        If you are a street name stockholder, your bank, broker, or other nominee will have the discretion to vote on the proposals related to the election of directors (Proposal 1) and the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal 2), but not on the proposal related to the extension of the term of our Employee Stock Purchase Plan (Proposal 3). Accordingly, if you do not return a vote to your bank, broker, or other nominee on Proposal 3, non-votes will occur, and your shares will not be voted on this proposal.

Vote Required

        Election of Directors.    A plurality of the votes cast at the meeting is required for the election of directors (Proposal 1). That is, the nominees receiving the greatest number of votes will be elected. Accordingly, abstentions will not affect the outcome of the election of directors.

        Ratification of Selection of PricewaterhouseCoopers.    The favorable vote of a majority of the votes present in person or by proxy and entitled to vote at the meeting is required to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal 2). An abstention on this proposal will be counted for purposes of determining the number of shares present on the proposal but will not be counted as a vote "for" or "against" the proposal. Therefore, an abstention will have the same effect as a vote against the proposal.

        Approval of the Extension of the Term of our Employee Stock Purchase Plan.    The favorable vote of a majority of the votes present in person or by proxy and entitled to vote at the meeting is required to approve the extension of the term of our 1999 Employee Stock Purchase Plan (Proposal 3). An abstention on this proposal will be counted for purposes of determining the number of shares present on the proposal but will not be counted as a vote "for" or "against" the proposal. Therefore, an abstention will have the same effect as a vote against the proposal. Broker non-votes will have no effect on this proposal because they are not considered "present" for purposes of voting on the proposal.

Voting on Other Matters

        If other matters are properly presented at the meeting for consideration, the persons named as proxies on the accompanying proxy card will have the discretion to vote for you on these matters in accordance with their best judgment. As of the date of this proxy statement, we do not know of any matters to be brought before the meeting other than those described in this proxy statement.

Costs of Proxy Solicitation

        We will bear the costs of soliciting proxies for the meeting. In addition to solicitation by mail, proxies may be solicited on our behalf by our directors, officers, or employees in person or by telephone, facsimile, e-mail, or other electronic means. We have hired Morrow & Co., Inc., Stamford, Connecticut, to assist in the distribution and solicitation of proxies for a fee of $10,000, plus expenses.

        We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries holding shares of Applera common stock in their names or those of their nominees for expenses they incur in sending proxy materials to the beneficial owners of Applera common stock and obtaining their proxies.

Corporate Governance

Corporate Governance Guidelines

        The Board has adopted Corporate Governance Guidelines to reflect the principles by which the Company operates. These Guidelines are available in the Corporate section of our website at www.applera.com under the heading "Corporate Governance—Corporate Governance Guidelines." The Guidelines are also available in print to any stockholder on request to: Secretary, Applera Corporation, 301 Merritt 7, Norwalk, Connecticut, 06851. The Board periodically reviews the Guidelines, and any modifications are reflected in the Guidelines posted on our website. Please note that none of the information contained on our websites is incorporated by reference into this proxy statement, and the website addresses are included as inactive textual references only.

Director Independence

        It is the objective of the Board that all non-management directors meet the criteria for independence required by the New York Stock Exchange and the Securities and Exchange Commission absent unusual and compelling circumstances. Only those directors who the Board affirmatively determines have no material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company) and who meet the additional qualifications prescribed under the New York Stock Exchange rules will be considered independent. In addition, our Corporate Governance Guidelines require that members of the Audit/Finance Committee also satisfy the independence requirements for members of audit committees prescribed under the Sarbanes-Oxley Act of 2002.

        The Board has reviewed the business, family, and charitable relationships and arrangements between the Company and each non-management director and nominee for director. Several of these individuals serve as directors, trustees, or officers of companies or non-profit entities which have in the past directly or indirectly purchased or sold products and services from or to the Company. Based on its review of these relationships and arrangements, the Board determined that there are no relationships or other arrangements that would interfere with the ability of any non-management director or nominee for director to exercise independent judgment and that all of these individuals are independent under all of the requirements described above. The non-management directors and nominee for director are: Richard H. Ayers; Jean-Luc Bélingard; Robert H. Hayes; Arnold J. Levine; William H. Longfield; Elaine R. Mardis; Theodore E. Martin; Carolyn W. Slayman; Orin R. Smith; and James R. Tobin. The Board further determined that all of the members of the Audit/Finance Committee satisfy the requirements for members of audit committees described above.

        The table below lists relationships and other arrangements in the prior three fiscal years between the Company and other organizations that the non-management directors and nominee for director serve or have served that were considered by the Board in reaching its determination and the basis for this determination.

Name	Relationships/Arrangements		Basis for Determination
Richard H. Ayers	•	Purchases of products from Instron Corporation.	•	Transactions were conducted in the ordinary course of business and on an arms-length basis, and Mr. Ayers did not receive a personal benefit from these transactions.

Jean-Luc Bélingard	•	Sales of products and services to Ipsen Group, NicOx S.A., and ExonHit Therapeutics S.A. Purchases and sales of products and services from/to Laboratory Corporation of America Holdings.	•	Transactions were conducted in the ordinary course of business and on an arms-length basis, and Mr. Bélingard did not receive a personal benefit from these transactions.
Robert H. Hayes	•	Sales of products and services to, and research and collaboration agreements with, Harvard University; employee training.	•	Transactions were conducted in the ordinary course of business and on an arms-length basis, and Dr. Hayes did not receive a personal benefit from these transactions.
Arnold J. Levine	•	Sales of products and services to Theravance, Inc., Infinity Pharmaceuticals, Inc., and the University of Medicine and Dentistry of New Jersey.	•	Transactions were conducted in the ordinary course of business and on an arms-length basis, and Dr. Levine did not receive a personal benefit from these transactions.
William H. Longfield	•	None.
Elaine R. Mardis	•	Sales of products and services to Washington University of St. Louis.	•	Transactions were conducted in the ordinary course of business and on an arms-length basis, and Dr. Mardis did not receive a personal benefit from these transactions.
Theodore E. Martin	•	Purchases of products from Unisys Corporation.	•	Transactions were conducted in the ordinary course of business and on an arms-length basis, and Mr. Martin did not receive a personal benefit from these transactions.
Carolyn W. Slayman	•	Sales of products and services to, and research agreement with, Yale University.	•	Transactions were conducted in the ordinary course of business and on an arms-length basis, and Dr. Slayman did not receive a personal benefit from these transactions.
Orin R. Smith	•	None.

James R. Tobin	•	Employment of Mr. Tobin's son-in-law as a manager for the Celera group.	•	Mr. Tobin's son-in-law is not an officer of the Company, and his compensation is comparable to compensation paid to other employees performing similar job functions.
	•	Sales of products and services to Boston Scientific Corporation and Curis, Inc.	•	Transactions were conducted in the ordinary course of business and on an arms-length basis, and Mr. Tobin did not receive a personal benefit from these transactions.

        The Board also considered relationships between each non-management director and nominee for director and charitable organizations (including non-profit entities formed for charitable, scientific, or educational purposes) and gifts to these entities under the Company's matching gifts program or otherwise and determined that none of these relationships or gifts interfered with the ability of any non-management director or nominee for director to exercise independent judgment.

Code of Conduct

        All of our directors and employees, including our Chief Executive Officer, Chief Financial Officer, and Controller (our principal accounting officer), are required to abide by our Code of Business Conduct and Ethics to ensure that our business is conducted in a legal and ethical manner. The Code is available in the Corporate section of our website at www.applera.com under the heading "Corporate Governance—Code of Business Conduct." The Code is also available in print to any stockholder on request to the Company's Secretary at the address given above.

Communications with Directors

        The Board has approved a policy by which stockholders and other interested parties may communicate directly with the Board or the non-management directors. All communications should be in writing and should be directed to the Company's Secretary at the address given above. The sender should indicate in the address whether it is intended for the entire Board, the non-management directors as a group, or an individual director. Each communication intended for the Board or non-management directors received by the Secretary will be forwarded to the intended recipients subject to compliance with instructions from the Board in effect from time to time concerning the treatment of inappropriate communications.

Related Party Transactions

        The Board has adopted a written Related Party Transaction Policy for the review, approval, and ratification of transactions involving the Company and "related parties." For purposes of the policy, related parties are directors and nominees for director, executive officers, and immediate family members of the foregoing, as well as security holders known to beneficially own more than five percent of either class of Applera common stock. The policy covers any transaction, arrangement, or relationship, or series of transactions, arrangements, or relationships, in which the Company was, is, or will be a participant and the amount exceeds $100,000, and in which a related party has any direct or indirect interest. The policy is administered by the Nominating/Corporate Governance Committee of the Board.

        In determining whether to approve or ratify a related party transaction, the Committee will consider whether or not the transaction is in, or not inconsistent with, the best interests of the Company. In making this determination, the Committee will consider all of the relevant facts and circumstances in light of the following factors and any other factors to the extent deemed pertinent by the Committee:

  •
  the position within or relationship of the related party with the Company;

  •
  the materiality of the transaction to the related party and the Company, including the dollar value of the transaction, without regard to profit or loss;

  •
  the business purpose for and reasonableness of the transaction, taken in the context of the alternatives available to the Company for attaining the purposes of the transaction;

  •
  whether the transaction is comparable to a transaction that could be available on an arms-length basis or is on terms and conditions that the Company offers generally to parties that are not related parties;

  •
  whether the transaction is in the ordinary course of the Company's business and was proposed and considered in the ordinary course of business; and

  •
  the effect of the transaction on the Company's business and operations, including on the Company's internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

        The policy contains standing pre-approvals for certain types of transactions which, even though they may fall within the definition of a related party transaction, are deemed to be pre-approved by the Committee given their nature, size, and/or degree of significance to the Company. These include compensation arrangements with directors and executive officers for which disclosure is required in the proxy statement and sales of products or services in the ordinary course of business, including sales through our e-commerce websites.

        In the event the Company inadvertently enters into a related party transaction that requires, but has not received, pre-approval under the policy, the transaction will be presented to the Committee for review and ratification promptly upon discovery. In such event, the Committee will consider whether such transaction should be rescinded or modified and whether any changes in the Company's controls and procedures or other actions are needed.

        Mr. White's brother-in-law is employed as a district field service manager for the Applied Biosystems group and was paid a total of approximately $121,900 for fiscal 2007. Amounts paid to this employee were comparable to compensation paid to other employees performing similar job functions.

        The employment of Mr. White's brother-in-law was not reviewed under the Related Party Transaction Policy as he was hired before adoption of the policy.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2007, the Management Resources Committee consisted of Messrs. Bélingard, Levine, Longfield, and Smith and Dr. Slayman. None of these members is or has been an officer or employee of the Company, and none of our executive officers serve as a director or member of the compensation committee of another entity that has one or more executives serving on our Board of Directors or Management Resources Committee.

Board of Directors and Committees

        Our business is managed under the direction of our Board of Directors. Members of the Board are kept informed of our business through discussions with officers and other employees, by reviewing materials relating to the Company, and by participating in meetings of the Board and its committees.

        There were six Board meetings and 18 committee meetings during fiscal 2007. Average attendance at these meetings was more than 97%, and each director attended at least 75% of the meetings of the Board and of the committees on which he or she served.

        Non-management directors of the Company meet in regularly scheduled executive sessions without the Chief Executive Officer or any other member of management present. The director then serving as chair of the Nominating/Corporate Governance Committee serves as presiding director of these sessions.

        All directors are expected to attend the annual meeting of stockholders, and all directors were present at our 2006 annual meeting.

Board Committees

        The Board has established standing committees to assist it in carrying out its responsibilities. Each of these committees operates under a written charter, current copies of which are available in the Corporate section of our website at www.applera.com under the heading "Corporate Governance—Committee Charters." The committee charters are also available in print to any stockholder on request to: Secretary, Applera Corporation, 301 Merritt 7, Norwalk, Connecticut, 06851. The Board regularly reviews the committee charters, and any modifications are reflected in the charters posted on our website.

        The current membership of each of our Board committees is provided below:

Name	Audit/ Finance	Executive	Management Resources	Nominating/ Corporate Governance	Technology Advisory
Richard H. Ayers	X	X
Jean-Luc Bélingard			C	X	X
Robert H. Hayes	C	X			X
Arnold J. Levine			X	C	C
William H. Longfield			C	X
Theodore E. Martin	X
Carolyn W. Slayman		X	X	C	C
Orin R. Smith			X	X
James R. Tobin	C
Tony L. White		C

C = Chair/Co-Chair

        Audit/Finance Committee.    The Audit/Finance Committee oversees accounting, finance, and internal control matters. The Committee is responsible for the appointment, compensation, evaluation, and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or performing other services. In addition, the Committee, among other things:

  •
  reviews and approves the scope and plan of audit and non-audit services to be performed by our independent registered public accounting firm;

  •
  reviews with management and our independent registered public accounting firm our annual and quarterly consolidated financial statements;

  •
  reviews internal accounting and auditing procedures, including the process used by management to evaluate and report on the effectiveness of the Company's internal control over financial reporting;

  •
  reviews and approves the scope and plan of audit services to be performed by our internal audit department;

  •
  reviews our financial policies and strategies; and

  •
  reviews policies and practices designed to assure compliance with legal and ethical standards.

A report of the Committee for fiscal 2007 begins on page 11.

        The Audit/Finance Committee met eight times during fiscal 2007. The Board has determined that each member of the Audit/Finance Committee is independent as defined by the rules of the New York Stock Exchange and also satisfies the independence requirements for members of audit committees prescribed under the Sarbanes-Oxley Act of 2002. The Board has further determined that each member of the Committee meets the New York Stock Exchange requirement of having accounting or related financial management expertise and that each of Messrs. Ayers, Martin, and Tobin are "audit committee financial experts" as defined by the rules of the Securities and Exchange Commission. The designation of members of our Audit/Finance Committee as "audit committee financial experts" does not impose on those members any duties, obligations, or liabilities that are greater than are generally imposed on them as members of the Audit/Finance Committee and Board of Directors, and does not affect the duties, obligations, or liabilities of any other member of the Audit/Finance Committee or Board of Directors.

        Executive Committee.    The Executive Committee has the authority to act for the full Board in emergency situations requiring Board action where time constraints preclude a meeting of the Board. It is expected that meetings of the Committee should rarely, if ever, be required. The Executive Committee did not meet during fiscal 2007.

        Management Resources Committee.    The Management Resources Committee oversees compensation policies and practices for the Company's senior management, including salary, bonus, and incentive awards. The Committee also develops and reviews management development and succession plans for the Company's Chief Executive Officer and other executive officers. The details of the processes and procedures for the consideration and determination of executive compensation are described in the Compensation Discussion and Analysis beginning on page 17.

        The Committee also makes recommendations to the Board with respect to the compensation of non-management directors, including compensation philosophy, the structure of the programs in which the directors participate, and specific compensation awards for the directors. Ms. Kerr, as Vice President of Human Resources, provides benchmarking analyses and compilations of total compensation values for the directors. Mr. White may also make recommendations to the Committee regarding the form and amount of director compensation based on changes in market practices or to align director compensation with the Company's executive equity ownership strategy.

        The Committee has retained Frederic W. Cook & Co., Inc. ("FWC"), an independent compensation consulting firm, to review the director and executive compensation analyses and reports prepared by the Company and to provide ongoing advice to the Committee as requested. Among other things, FWC provided an independent assessment of the peer companies used in the compensation analyses for both directors and executive officers and also participated in the Committee meetings where the compensation analyses and recommendations were discussed.

        A report of the Committee for fiscal 2007 is provided on page 28.

        The Management Resources Committee met six times during fiscal 2007. The Board has determined that each member of the Management Resources Committee is independent as defined by the rules of the New York Stock Exchange.

        Nominating/Corporate Governance Committee.    The Nominating/Corporate Governance Committee evaluates Board and management effectiveness and generally takes a leadership role in shaping and advising the Board on corporate governance and related matters. In addition, the Committee recommends membership assignments and responsibilities for committees of the Board, monitors our Corporate Governance Guidelines, and reviews and approves transactions under our Related Party Transaction Policy.

        The Committee also assists the Board in identifying individuals qualified to serve as members of the Board. Under our Corporate Governance Guidelines and the Committee's policy, nominees for director will be selected based on their independence, character, judgment, business experience, diversity, and specific areas of expertise, among other relevant considerations. Final approval of the nomination of a new nominee will be determined by the full Board. The Committee will consider nominations for directors recommended by Board members, Company management, stockholders, and other sources. The Committee will evaluate director candidates proposed by stockholders in the same manner it evaluates other candidates, provided that the stockholders proposing a director candidate submit their proposal to the Company's Secretary prior to the deadlines generally applicable to the submission of stockholder proposals required under our By-laws described below under the heading "Stockholder Proposals." In addition, submissions of nominations should include a current resume and curriculum vitae of the nominee and statement describing the nominee's qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nomination, the number of shares of Applera common stock which are owned of record or beneficially by the submitting stockholder, and a description of all arrangements or understandings between the submitting stockholder and the nominee.

        Dr. Mardis has been nominated to stand for election as a director of the Company pursuant to an agreement between the Company and S.A.C. Capital Associates, LLC and certain of its affiliates (collectively, "SAC"), a stockholder of the Company. Consistent with other candidates, Dr. Mardis was interviewed and her qualifications were assessed by the Nominating/Corporate Governance Committee and the Board, which determined that she was well qualified to serve as a director of the Company. Pursuant to the agreement with SAC, SAC irrevocably withdrew its previously submitted notice of its intention to nominate certain individuals (including Dr. Mardis) to stand for election as directors of the Company at the Company's 2007 Annual Meeting. In addition, SAC agreed, among other things, that neither it nor its controlled affiliates would solicit proxies in opposition to the Company's slate of nominees at the 2007 Annual Meeting. If elected, Dr. Mardis will not be representing SAC or any other particular shareholder interest. Based on this fact and a review of other relevant facts and circumstances, Dr. Mardis was determined to be independent by the Board.

        The Nominating/Corporate Governance Committee met three times during fiscal 2007. The Board has determined that each member of the Nominating/Corporate Governance Committee is independent as defined by the rules of the New York Stock Exchange.

        Technology Advisory Committee.    The Technology Advisory Committee advises the Board and management concerning issues related to the development and implementation of our technological resources, including strategies for developing and expanding the Company's technology portfolio and assisting management in assessing opportunities to acquire or license technology from others. The Technology Advisory Committee met one time during fiscal 2007.

Report of the Audit/Finance Committee

        The Audit/Finance Committee assists the Board in its oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Committee operates under a written charter adopted by the Board, a copy of which is available in the Corporate section of our website at www.applera.com under the heading "Corporate Governance—Committee Charters."

        Management is responsible for the financial statements and the reporting process, including the system of internal controls. PricewaterhouseCoopers LLP ("PwC"), the Company's independent registered public accounting firm, is responsible for expressing an opinion as to whether these financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States of America. In addition, PwC will express its own opinion on the effectiveness of the Company's internal control over financial reporting.

        In performing its oversight responsibilities, the Committee reviewed and discussed with management and PwC the audited consolidated financial statements of the Company as of and for the fiscal year ended June 30, 2007, management's assessment of the effectiveness of the Company's internal control over financial reporting, and PwC's evaluation of the Company's internal control over financial reporting. The Committee also discussed with PwC their judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees."

        The Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with PwC their independence from the Company and its management. The Committee considered whether the provision of non-audit services by PwC to the Company is compatible with maintaining the independence of PwC and concluded that the independence of PwC is not compromised by the provision of such services.

        Based on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, the inclusion of the audited consolidated financial statements of the Company in its Annual Report on Form 10-K for the fiscal year ended June 30, 2007, for filing with the Securities and Exchange Commission.

        The Committee has also appointed PwC to audit the Company's consolidated financial statements for the fiscal year ending June 30, 2008, subject to stockholder ratification of that appointment.

Audit/Finance Committee
Robert H. Hayes, Co-Chair James R. Tobin, Co-Chair Richard H. Ayers Theodore E. Martin

Compensation of Directors in Fiscal 2007

        During fiscal 2007, each non-management director received:

  •
  an annual retainer, payable in cash and shares of Applera-Applied Biosystems stock and shares of Applera-Celera stock;

  •
  a grant of stock options to purchase shares of Applera-Applied Biosystems stock and shares of Applera-Celera stock; and

  •
  a restricted stock award of shares of Applera-Applied Biosystems stock and shares of Applera-Celera stock.

The Company did not pay any additional amounts for attendance at meetings, participation on committees, or serving as a co-chair of a committee.

        The following table shows the compensation we paid to each of our non-management directors in fiscal 2007.

		Stock Awards[2]		Option Awards[2]			Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[3]
						Non- Equity Incentive Plan Compensation ($)
Name	Fees Earned or Paid in Cash ($)[1]	Applera- Applied Biosystems Stock ($)	Applera- Celera Stock ($)	Applera- Applied Biosystems Stock ($)	Applera- Celera Stock ($)			All Other Compensation ($)[4]	Total ($)
Richard H. Ayers	65,000	87,724	14,500	25,968	7,335	0	0	5,915	206,442
Jean-Luc Bélingard	65,000	87,724	14,500	25,968	7,335	0	0	0	200,527
Robert H. Hayes	65,000	87,724	14,500	25,968	7,335	0	5,430	6,141	212,098
Arnold J. Levine	65,000	87,724	14,500	25,968	7,335	0	0	6,041	206,568
William H. Longfield	65,000	87,724	14,500	25,968	7,335	0	0	6,222	206,749
Theodore E. Martin	65,000	87,724	14,500	25,968	7,335	0	0	915	201,442
Carolyn W. Slayman	65,000	87,724	14,500	25,968	7,335	0	0	2,627	203,154
Orin R. Smith	65,000	87,724	14,500	25,968	7,335	0	3,417	11,243	215,187
James R. Tobin	65,000	87,724	14,500	25,968	7,335	0	0	1,141	201,668

1
Represents the amount of the annual retainer paid in fiscal 2007. As further described below, directors are required to apply at least 50% of the annual retainer to the purchase of Applera common stock and may defer receipt of the cash or stock portion of their annual retainer. The number of shares of stock purchased on a current or deferred basis by each of the directors from the annual retainer in fiscal 2007 is set forth below. No director deferred the cash portion of his or her annual retainer in fiscal 2007. The amounts set forth below do not include shares credited to the directors' deferral accounts in fiscal 2007 to reflect dividends paid on Applera-Applied Biosystems stock.
	Current		Deferred
	Applera- Applied Biosystems Stock	Applera- Celera Stock	Applera- Applied Biosystems Stock	Applera- Celera Stock
Richard H. Ayers	1,743	744	0	0
Jean-Luc Bélingard	870	371	0	0
Robert H. Hayes	870	371	0	0
Arnold J. Levine	0	0	1,744	746
William H. Longfield	0	0	1,744	746
Theodore E. Martin	0	0	1,744	746
Carolyn W. Slayman	870	371	0	0
Orin R. Smith	0	0	1,744	746
James R. Tobin	0	0	1,744	746
2
Represents the dollar amount recognized for financial reporting purposes with respect to fiscal 2007 for stock awards and stock options granted during the year and prior fiscal years, as determined in accordance with Statement of Financial Accounting Standards (SFAS) No. 123R. The dollar amount recognized for the stock awards is the same as the grant date fair value of these awards. See Note 7 to our consolidated financial statements under the caption "Share-Based Compensation" included in our annual report on Form 10-K for the fiscal year ended June 30, 2007. These amounts do not necessarily reflect the amounts to be ultimately received by the recipient.

The aggregate number of stock awards and stock options held by each of the directors as of the end of fiscal 2007 is set forth below.

	Stock Awards		Stock Options
	Applera- Applied Biosystems Stock	Applera- Celera Stock	Applera- Applied Biosystems Stock	Applera- Celera Stock
Richard H. Ayers	2,600	1,000	68,700	62,956
Jean-Luc Bélingard	2,600	1,000	74,700	64,456
Robert H. Hayes	2,600	1,000	74,700	63,456
Arnold J. Levine	2,600	1,000	68,700	73,296
William H. Longfield	2,600	1,000	34,700	13,100
Theodore E. Martin	2,600	1,000	68,700	62,956
Carolyn W. Slayman	2,600	1,000	74,700	64,456
Orin R. Smith	2,600	1,000	68,700	62,956
James R. Tobin	2,600	1,000	68,700	62,956
3
Reflects "above-market" earnings, as defined by the SEC, on cash deferred under the Company's 1993 Director Stock Purchase and Deferred Compensation Plan.

4
Reflects amounts reimbursed for the payment of taxes and the following charitable gifts under the Company's matching gift program: Mr. Ayers, $5,000; Dr. Hayes, $5,000; Dr. Levine, $5,000; Mr. Longfield, $5,000; Dr. Slayman, $1,500; and Mr. Smith, $10,000. In accordance with SEC rules, no amount is included for perquisites and other personal benefits for any director as the total amount of these perquisites and benefits for each director during fiscal year 2007 was less than $10,000.

        Annual Retainer.    Each non-management director receives an annual retainer, at least 50% of which must be applied to the purchase of Applera-Applied Biosystems stock and Applera-Celera stock.

The annual retainer was increased from $60,000 to $70,000, effective January 1, 2007. Purchases of stock are made quarterly, and the number of shares of each class of stock purchased is based on the ratio of the number of shares of each class outstanding on the purchase date. The purchase price is the fair market value of a share of the applicable class of stock on the purchase date.

        Stock Options.    Each non-management director received a grant of stock options to purchase 9,000 shares of Applera-Applied Biosystems stock and 3,600 shares of Applera-Celera stock under the terms of our stock incentive plans upon election at the 2006 annual meeting of stockholders. The exercise price of these options is the fair market value of a share of the applicable class of stock on the date of grant. These options are exercisable in four equal annual installments and have a term of ten years.

        Restricted Stock.    Our stock incentive plans provide that each non-management director will receive a restricted stock award of shares of Applera-Applied Biosystems stock and shares of Applera-Celera stock upon election or reelection to the Board. The number of shares to be awarded is determined by the Management Resources Committee, except that the aggregate dollar value of the restricted stock award to each non-management director is subject to an annual dollar limit under the terms of the plans. This limit was $239,161 for fiscal 2007, and increases by 10% each subsequent fiscal year. The aggregate dollar value of an award is calculated by multiplying the number of shares included in the award by the average of the high and low sales prices of the applicable class of stock on the date of grant. The awards vest on the date immediately preceding the first annual meeting following the date of grant and will be forfeited, subject to certain exceptions, if the director ceases to serve as a member of the Board prior to that date. Prior to vesting, the director has the right to receive cash dividends and to vote but may not sell or otherwise transfer the shares.

        Each non-management director received a restricted stock award of 2,600 shares of Applera-Applied Biosystems stock and 1,000 shares of Applera-Celera stock upon election at the 2006 annual meeting of stockholders. The aggregate dollar value of these awards on the date of grant, calculated as described above, was $95,828.

        Deferrals.    Non-management directors may defer receipt of the cash or stock portion of their annual retainer and their restricted stock award. Deferred stock is credited to a director's deferral account in units, each unit representing one share of the applicable class of Applera common stock. Directors cannot vote the shares represented by these units. The stock portion of a director's deferral account is adjusted to take into account dividends paid on Applera common stock, and the cash portion of a director's deferral account is credited quarterly with interest at the prevailing prime rate.

        Special Assignments.    Recognizing that there may be occasions where we are best served by non-management directors spending additional time outside their normal responsibilities as directors, the Board has determined that it may be appropriate to provide additional compensation for these services. Specifically, the Nominating/Corporate Governance Committee will determine and approve a per diem payment where a non-management director is requested to spend materially more time than would ordinarily be expected. Payment for these services will not exceed reasonable and customary rates for the type of services performed. We did not make any such payments during fiscal 2007.

        Stock Ownership Policy.    In order to encourage non-management directors to retain a financial investment in the Company, the Nominating/Corporate Governance Committee has established a requirement that each non-management director retain a personal investment in Applera common stock or stock equivalents equal to four times the annual retainer. Stock equivalents that qualify under the policy include deferred shares, restricted stock subject to time-based vesting, and vested, in-the-money stock options. Non-management directors have a period of four years from the date of initial election to achieve this ownership level. As of the end of our 2007 fiscal year, all of the non-management directors had satisfied their individual investment goals.

        Miscellaneous.    All directors are reimbursed for expenses incurred in attending Board and committee meetings (including the expenses of spouses if they are specifically invited to attend). Non-management directors are provided with business travel accident insurance when traveling on behalf of the Company and personal excess liability insurance. Directors are also eligible to participate in our matching gifts program on the same basis as our employees.

Ownership of Company Stock

Greater than 5% Beneficial Owners

        The table below provides information about the only persons known by us to beneficially own more than 5% of the outstanding shares of either class of Applera common stock as of August 17, 2007.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Applera-Applied Biosystems Stock	Percent of Class	Amount and Nature of Beneficial Ownership of Applera-Celera Stock	Percent of Class
Primecap Management Company 225 South Lake Avenue, Suite 400 Pasadena, CA 91101	22,047,540[1]	12.1
Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY 10005	16,670,340[2]	9.1
AXA/AllianceBernstein L.P. 25, avenue Matignon 75008 Paris, France	7,798,598[3]	4.3	7,858,840[4]	9.9
FMR Corp. 82 Devonshire Street Boston, MA 02109			10,612,748[5]	13.4
Wellington Management Company, LLP 75 State Street Boston, MA 02109			6,262,819[6]	7.9
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071			4,433,400[7]	5.6

1
Based on an amendment to a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 14, 2007, Primecap Management Company had sole voting power with respect to 4,258,590 shares and sole dispositive power with respect to 22,047,540 shares as of December 31, 2006.

2
Based on a Schedule 13G filed with the SEC on February 8, 2007, Goldman Sachs Asset Management, L.P. had sole voting power with respect to 13,892,172 shares and sole dispositive power with respect to 16,670,340 shares as of December 31, 2006.

3
Based on an amendment to a Schedule 13G filed with the SEC on February 13, 2007, AXA, together with AllianceBernstein L.P. and other affiliates, had sole voting power with respect to 6,873,787 shares, shared voting power with respect to 38,674 shares, sole dispositive power with respect to 7,760,470 shares, and shared dispositive power with respect to 38,128 shares as of December 31, 2006.

4
Based on an amendment to a Schedule 13G filed with the SEC on March 12, 2007, AXA, together with AllianceBernstein L.P. and other affiliates, had sole voting power with respect to 6,760,994 shares and sole dispositive power with respect to 7,858,840 shares as of February 28, 2007.

5
Based on an amendment to a Schedule 13G filed with the SEC on February 14, 2007, FMR Corp. had sole voting power with respect to 1,200 shares and sole dispositive power with respect to 10,612,748 shares as of December 31, 2006.

6
Based on an amendment to a Schedule 13G filed with the SEC on February 14, 2007, Wellington Management Company, LLP, had shared voting power with respect to 5,184,750 and shared dispositive power with respect to 6,184,719 shares as of December 31, 2006.

7
Based on a Schedule 13G filed with the SEC on February 12, 2007, Capital Research and Management Company had sole voting power with respect to 3,904,600 and sole dispositive power with respect to 4,433,400 shares as of December 29, 2006.

Directors and Executive Officers

        The table below shows the number of shares of each class of Applera common stock beneficially owned as of August 17, 2007, by (1) each non-management director and nominee for director, (2) each of the persons named in the Summary Compensation Table below under "Executive Compensation," and (3) all directors, nominees for directors, and executive officers of the Company as a group. None of these persons, other than Mr. White, beneficially owned more than one percent of the outstanding shares of either class of Applera common stock. Mr. White beneficially owned approximately 1.8% of the outstanding shares of Applera-Applied Biosystems stock and approximately 1.5% of the outstanding shares of Applera-Celera stock. All directors, nominees for directors, and executive officers as a group beneficially owned approximately 3.7% of the outstanding shares of Applera-Applied Biosystems stock and approximately 4.3% of the outstanding shares of Applera-Celera stock. Except as otherwise noted, voting and investment power is exercised solely by the beneficial owner or is shared by the owner with his or her spouse.

	Title of Class	Number of Shares of Applera Common Stock Beneficially Owned[1,2]		Number of Deferred Stock Units Beneficially Owned[3]	Total
Non-management Directors/Nominee
Richard H. Ayers	Applera-Applied Biosystems stock	84,152	[4]	14,286	98,438
	Applera-Celera stock	66,632	[4]	3,386	70,018
Jean-Luc Bélingard	Applera-Applied Biosystems stock	82,240		0	82,240
	Applera-Celera stock	65,515		0	65,515
Robert H. Hayes	Applera-Applied Biosystems stock	86,510		8,305	94,815
	Applera-Celera stock	66,047		2,002	68,049
Arnold J. Levine	Applera-Applied Biosystems stock	54,150		25,933	80,083
	Applera-Celera stock	67,296		8,508	75,804
William H. Longfield	Applera-Applied Biosystems stock	21,950		14,706	36,656
	Applera-Celera stock	7,800		5,490	13,290
Elaine R. Mardis	Applera-Applied Biosystems stock	0		0	0
	Applera-Celera stock	0		0	0
Theodore E. Martin	Applera-Applied Biosystems stock	52,950		25,325	78,275
	Applera-Celera stock	56,656		8,364	65,020
Carolyn W. Slayman	Applera-Applied Biosystems stock	66,497		15,230	81,727
	Applera-Celera stock	60,673		4,605	65,278
Orin R. Smith	Applera-Applied Biosystems stock	56,950		32,713	89,663
	Applera-Celera stock	56,656		10,115	66,771
James R. Tobin	Applera-Applied Biosystems stock	52,950		24,487	77,437
	Applera-Celera stock	56,656		8,165	64,821
	Title of Class	Number of Shares of Applera Common Stock Beneficially Owned[5,6]		Number of Restricted Stock Units Beneficially Owned[7]	Total
Named Executive Officers
Tony L. White	Applera-Applied Biosystems stock	3,260,025	[8]	44,400	3,304,425
	Applera-Celera stock	1,231,950	[8]	32,000	1,263,950
Dennis L. Winger	Applera-Applied Biosystems stock	1,063,087		15,600	1,078,687
	Applera-Celera stock	446,658		11,000	457,658
William B. Sawch	Applera-Applied Biosystems stock	1,123,380		15,600	1,138,980
	Applera-Celera stock	430,544		11,000	441,544
Kathy Ordoñez	Applera-Applied Biosystems stock	357,400		0	357,400
	Applera-Celera stock	550,119		90,000	640,119
Barbara J. Kerr	Applera-Applied Biosystems stock	432,335		12,600	449,935
	Applera-Celera stock	123,762		9,000	132,762

	Title of Class	Number of Shares of Applera Common Stock Beneficially Owned	Number of Deferred Stock Units and Restricted Stock Units Beneficially Owned	Total
All directors, nominees, and executive officers as a group (19 persons)[9]	Applera-Applied Biosystems stock	7,077,304	275,585	7,352,889
	Applera-Celera stock	3,535,655	219,635	3,755,290

1
Includes for each director and nominee for director the following number of presently exercisable stock options and stock options that will become exercisable within 60 days:

	Applera-Applied Biosystems Stock	Applera-Celera Stock
Richard H. Ayers	52,950	56,656
Jean-Luc Bélingard	52,950	56,656
Robert H. Hayes	52,950	55,656
Arnold J. Levine	52,950	66,996
William H. Longfield	18,950	6,800
Elaine R. Mardis	0	0
Theodore E. Martin	52,950	56,656
Carolyn W. Slayman	52,950	56,656
Orin R. Smith	52,950	56,656
James R. Tobin	52,950	56,656

No voting or investment power exists with respect to the underlying shares prior to exercise of the stock options.

2
Includes for each of Messrs. Ayers, Bélingard, and Hayes 2,600 restricted shares of Applera-Applied Biosystems stock and 1,000 restricted shares of Applera-Celera stock. Prior to vesting, each director has the right to vote but may not sell or otherwise transfer these shares.

3
Consists of units representing full shares of stock deferred by non-management directors (see "Board of Directors and Committees—Compensation of Directors in Fiscal 2007" above). No voting power exists with respect to these deferred share units.

4
Includes 23,824 shares of Applera-Applied Biosystems stock and 7,045 shares of Applera-Celera stock held by the Suzanne L. Ayers Living Trust, a trust for the benefit of Mr. Ayers' wife, of which Mr. Ayers is a co-trustee.

5
Includes for each officer the following number of presently exercisable stock options and stock options that will become exercisable within 60 days:

	Applera-Applied Biosystems Stock	Applera-Celera Stock
Tony L. White	2,812,900	1,134,940
Dennis L. Winger	996,200	412,676
William B. Sawch	1,031,200	407,676
Kathy Ordoñez	357,400	500,300
Barbara J. Kerr	416,900	112,700

No voting or investment power exists with respect to the underlying shares prior to exercise of the stock options.

6
Includes 134,870 restricted shares of Applera-Applied Biosystems stock and 57,780 restricted shares of Applera-Celera stock held by Mr. White and 22,470 restricted shares of Applera-Applied Biosystems stock and 9,630 restricted shares of Applera-Celera stock held by Mr. Winger. Prior to vesting, Messrs. White and Winger have the right to vote but they may not sell or otherwise transfer these shares.

7
Consists of restricted stock units ("RSUs"), each of which represents the right to receive one share of Applera-Applied Biosystems stock or Applera-Celera stock, as the case may be, at the time the RSU vests. Prior to the vesting of the RSUs, the recipient will not be deemed to be the holder of or have any of the rights of a holder with respect to any shares of the class of Applera common stock deliverable with respect to the RSUs.

8
Excludes: (a) 75,000 shares of Applera-Applied Biosystems stock and 25,000 shares of Applera-Celera stock held by the Elizabeth Ann White Business Interests, LLLP, a family limited partnership of which Mr. White's adult daughter is the sole general partner and Mr. White's wife and a grantor retained annuity trust established by Mr. White are currently the sole limited partners; (b) 29,700 shares of Applera-Applied Biosystems stock and 9,900 shares of Applera-Celera stock held by the Tony Lee White 2006 Two Year Grantor Retained Annuity Trust, of which Mr. White's wife is the sole trustee; and

  (c) 267,000 shares of Applera-Applied Biosystems stock and 89,000 shares of Applera-Celera stock held by the Tony Lee White 2007 Grantor Retained Annuity Trust, of which Mr. White's wife is the sole trustee.

9
Includes 6,323,166 shares of Applera-Applied Biosystems stock and 3,281,262 shares of Applera-Celera stock which all directors, nominee for director, and executive officers as a group have the right to acquire through the exercise of stock options that are presently exercisable or will become exercisable within 60 days. No voting or investment power exists with respect to these shares prior to exercise of the stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

        We are required to identify any officer, director, or beneficial owner of more than 10% of either class of Applera common stock who failed to timely file with the SEC and the New York Stock Exchange a required report relating to beneficial ownership of stock under Section 16(a) of the Securities Exchange Act of 1934. Based solely on a review of information provided to us, all persons subject to these reporting requirements filed the required reports on a timely basis for fiscal 2007, except that a Form 4 otherwise timely filed on behalf of Mr. Sawch on February 5, 2007 inadvertently underreported the number of shares of Applera-Applied Biosystems and Applera-Celera stock sold at the various prices listed on the form. An amended Form 4 correcting the original filing was filed on February 9, 2007.

Executive Compensation

Compensation Discussion and Analysis

        Our Background and Structure.    Our corporate mission is to improve human health and society by understanding and applying the power of biology to develop breakthrough research technologies and diagnostic products. We conduct our business through two operating groups: the Applied Biosystems group, which serves the life science industry and research community by developing and marketing instrument-based systems, consumables, software, and services; and the Celera group, which is primarily a molecular diagnostics business that is using proprietary genomics and proteomics discovery platforms to identify and validate novel diagnostic markers, and is developing diagnostic products based on these markers as well as other known markers.

        We have two classes of common stock that are intended to reflect or "track" the relative performance of the businesses of Applied Biosystems and Celera. The Applied Biosystems group and the Celera group are not separate legal entities and do not have separate boards of directors. Our company has one board of directors, one chief executive officer, and senior functional executives for finance, legal, and human resources with responsibility for both groups. The overall operations of our company are managed by a Management Executive Committee of which Mr. White is the chair, and consisting of Mr. White, Dennis L. Winger, Senior Vice President and Chief Financial Officer, Kathy Ordoñez, Senior Vice President and President of the Celera group, Mark P. Stevenson, Vice President and Executive Vice President of the Applied Biosystems group, William B. Sawch, Senior Vice President and General Counsel, and Barbara J. Kerr, Vice President Human Resources. Mr. White is also currently the interim President of the Applied Biosystems group. Messrs. White, Winger, and Sawch and Ms. Ordoñez and Ms. Kerr are "Named Executive Officers" for purposes of the disclosures contained in this proxy statement.

        Compensation Philosophy.    Our compensation programs work together to achieve several key objectives, including the payment of compensation related to company performance and the collective efforts of our employees. In particular, the primary goals of our executive compensation program are to:

  •
  Attract and retain top quality leadership by delivering competitive levels of base salary, short and long term incentives, and benefits commensurate with the capabilities, depth of experience, and background of the executive, as well as in recognition of their specific contributions to the achievement of the organization's objectives;

  •
  Reward executives for business performance and results that increase shareholder value, such as revenue and earnings growth, cash flow, organizational and operational excellence, and new product development and commercialization. We use variable and equity based programs that deliver rewards commensurate with the effort and achievement of these results;

  •
  Drive and motivate executive behaviors (for example, thinking from the perspective of a shareholder, facilitating the achievement of team goals, making appropriate research and development investment choices, balancing long term and short term objectives, managing risk, and creating business continuity) that are aligned with the short and long term strategies of the business and with shareholder interests; and

  •
  Place an appropriate portion of each executive's total compensation at risk based on the level of responsibility and impact of the position on the Company's or Group's financial results.

        These objectives are considered in the design of each compensation program and in the process that is followed in making decisions. While we do not make use of any formulaic policies that state a specific market percentile position for defining individual compensation levels or any specific percentage mix of base, bonus, benefits, and equity as part of total compensation, we do consider each of these factors. Affordability, business conditions, and an assessment of the degree to which an executive is subject to being recruited by other companies are also taken into account in making decisions about compensation.

        Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of certain compensation in excess of one million dollars paid to a company's chief executive officer and the three other most highly compensated executive officers, except for the chief financial officer. While we seek to maximize the deductibility of compensation paid to our executive officers, we maintain flexibility to pay compensation that may not be deductible under Section 162(m) if that would be in the best interests of our shareholders.

        Roles and Responsibilities Pertaining to Compensation Management.    Mr. White provides recommendations to the Management Resources Committee of the Board of Directors ("MRC") with regard to compensation philosophy, the structure and design of programs and policies in which our executives may participate, and specific compensation awards for each of our Named Executive Officers other than himself. Ms. Kerr, as Vice President of Human Resources, provides benchmarking analyses, compilations of total compensation values, and reviews of performance against objectives for the MRC. Mr. Winger, as Chief Financial Officer, prepares information for the MRC with regard to financial targets and metrics upon which the incentive compensation programs and equity programs are based.

        The MRC is responsible for making decisions regarding Mr. White's compensation and for reviewing and approving his recommendations regarding the executive compensation of the other Named Executive Officers. In June 2006, the MRC retained an independent executive compensation consulting firm, Frederic W. Cook and Co., Inc. ("FWC"), to review the executive compensation analyses and reports prepared by the Company and provide ongoing advice to the MRC as deemed appropriate by the committee. Among other things, FWC provided an independent assessment of the peer companies used in the analysis. In addition, FWC participated in the MRC meetings where the executive compensation analysis and recommendations were discussed.

        Competitive Assessment Process.    We review annually our pay practices for each of the Named Executive Officers with the practices of comparable companies primarily engaged in biotechnology, instrument development and manufacturing, and life sciences. Separate companies are selected as peers for the Applied Biosystems group, the Celera group, and for the Company as a whole, based on being engaged substantially in the same business and considering, as applicable, revenues and market capitalization as compared to the Groups or the Company. We also consider whether we compete with these companies for executives and whether the executive officers of the other companies provide appropriate benchmarks relative to the specific duties and responsibilities of the Named Executive Officers.

        In fiscal 2007, the Company used chief executive officer, chief financial officer, and general counsel data from the following companies' most recent proxy disclosures as a point of reference for Messrs. White, Winger, and Sawch who serve in those positions at our company. Information from third-party executive compensation surveys was also considered. These compensation surveys formed the primary source of competitive benchmarking for Ms. Kerr's position, and a secondary source of information for the other Named Executive Officers. Where available, the survey information included data from this same list of companies, in addition to other large companies in the life sciences, medical device, pharmaceutical, and technology industries.

Agilent Technologies Inc.	Genzyme Corp.
Allergan Inc.	Invitrogen Corp.
Amgen Inc.	Medimmune Inc.
Barr Pharmaceuticals Inc.	Millipore Corp.
Beckman Coulter Inc.	Mylan Laboratories Inc.
Becton Dickinson & Co.	PerkinElmer Inc.
Biogen Idec Inc.	Thermo Fisher Scientific International Inc
Bio-Rad Laboratories Inc.	Varian Medical Systems Inc.
Dade Behring Holdings Inc.	Waters Corp.
Genentech Inc.

        We used data about chief executive officers from the following companies' most recent proxy disclosures as a point of reference for the fiscal year 2007 compensation of Ms. Ordoñez, with peer company data appropriately discounted because Celera is not an independent publicly traded company.

Biosite Inc.	Medarex Inc.
CuraGen Corp.	Millennium Pharmaceutical Inc.
DeCODE Genetics Inc.	Myriad Genetics Inc.
Digene Corp.	PDL BioPharma Inc.
Genomic Health Inc,	Seattle Genetics Inc.
Gen-Probe Inc.	Third Wave Technologies Inc.
Human Genome Sciences Inc.	Ventana Medical Systems Inc.

        We prepared competitive analyses for each of the Named Executive Officers against executives of the relevant peer group. This included a review of base salary levels, actual short-term incentive levels (i.e., annual bonus), and the value of long-term and equity compensation in the year of grant based on a Black-Scholes value as published in proxy disclosures.

        While a review of the compensation of similarly situated executives at our peers assists us in determining whether our compensation programs are generally competitive, the unique responsibilities and experience of our executives limits the usefulness of competitive data, especially in an evolving, dynamic, and growing organization such as ours where the future needs of the organization must be considered along with present needs. For example, our capital structure requires that senior executives oversee the management and controls associated with the separate publicly traded stocks related to Applied Biosystems and Celera. Therefore, compensation recommendations for our Named Executive Officers may be made at levels that are above or below the compensation paid to executives at our peers, depending on specific individual factors such as skills, performance, experience, and retention.

        Compensation Components.    We utilize compensation programs and elements that are aligned with and support our compensation philosophies. These components work together to provide flexibility which helps us manage through change and a dynamic business climate. These compensation programs or elements consist of:

  •
  Base salary;

  •
  Annual incentive compensation;

  •
  Long-term and equity incentive compensation; and

  •
  Benefits and perquisites.

        We believe that these components work in balance with one another to support our overarching goals of motivating our executives and recognizing positive results. From time to time we may revise our programs or add new programs to achieve our goals.

Base Salary

        Base salary is a fixed compensation amount paid during the course of the fiscal year. It is designed to recognize demonstrated mastery of the day-to-day requirements of the position and pay competitive amounts that reflect the individual attributes of each Named Executive Officer. Base salaries are reviewed annually and are individually determined taking into consideration each executive's unique set of skills, experience, and level of responsibility.

        Fiscal 2007.    For fiscal 2007, Mr. White recommended to the MRC increases to the base salaries of each of the Named Executive Officers other than himself. The MRC approved, as recommended, these salary increases, and also determined an increase to Mr. White's base salary.

        The salary increases for each Named Executive Officer, including Mr. White, were approximately 4%, consistent with the trend increase in base salary compensation for the industry as a whole and were intended to keep the executive's base salary in line with competitive conditions.

        Fiscal 2008.    Similar to fiscal 2007, the salary increases for each Named Executive Officer, including Mr. White, for fiscal 2008 were approximately 4% and were intended to keep the executive's base salary in line with competitive conditions anticipated during the year. Below are the annual base salaries and increases for each of the Named Executive Officers for fiscal 2007 and 2008:

	Fiscal 2007 Annual Base Salary	% Change from Prior Base Salary	Fiscal 2008 Annual Base Salary	% Change from Prior Base Salary
Tony L. White	1,150,000	4.55	1,200,000	4.35
Dennis L. Winger	594,880	4.00	618,500	4.00
William B. Sawch	525,200	4.00	546,000	4.00
Kathy Ordoñez	567,840	4.00	590,500	4.00
Barbara J. Kerr	390,000	4.00	405,500	4.00

Annual Incentive Compensation

        Our Incentive Compensation Program ("ICP") is a variable annual bonus based on the achievement of pre-determined financial and business objectives and which may also include a discretionary amount for personal out-performance and contribution. The objective of the ICP is to provide a competitive and performance based earnings opportunity that will fluctuate from year to year based on specific business and individual achievements.

        ICP awards are determined by multiplying the individual's salary earned during the fiscal year by

  •
  the target bonus level for the position, expressed as a percentage of base salary, by

  •
  the overall business performance (the "business modifier"), expressed as a percentage ranging from 0-150% based on actual results, with 100% for plan performance, by

  •
  the individual's performance (the "personal modifier"), expressed as a percentage ranging from 0-150% based on individual contribution and results, with 100% for target performance.

This formula takes into consideration an equal weight of business performance and individual performance and reflects the strong teamwork orientation of the Company. All Named Executive Officers and other employees who receive an ICP award share the same business modifier as others in their organization (Applera corporate, Applied Biosystems, or Celera).

        Target Bonus Level.    An assessment of competitive target incentive compensation levels is prepared annually based on the practices of the relevant peer group and an internal determination of the value of the role of the executive to the organization. Management may recommend changes in the incentive plan targets for each Named Executive Officer. These targets are expressed as a percentage of base salary. The fiscal 2007 targets for each of the Named Executive Officers were as follows:

Tony L. White	130%
Dennis L. Winger	95%
William B. Sawch	90%
Kathy Ordoñez	95%
Barbara J. Kerr	85%

        Business Modifier.    Specific business performance criteria have been identified which we believe contribute to increasing and maintaining shareholder value. Performance criteria have been separately identified for the Applied Biosystems group and the Celera group. The target and target performance for each criterion are established at the beginning of the fiscal year by the MRC and reviewed by the MRC against actual performance at the conclusion of the fiscal year. The performance measures are intended to be meaningful but not onerous, and reflect our financial plan and operating goals for the fiscal year.

  •
  For the Applied Biosystems group, we considered in equal proportion performance against target for EBIT (earnings before interest and taxes), revenue, cash flow, EPS (earnings per share), and the achievement of specific business goals.

    To motivate achievement and performance in excess of the target, the ICP rewards performance only after a minimum level of achievement is reached. Threshold performance is 75% of each criterion's target performance. For each basis point achieved above the 75% threshold, a 4% business modifier is earned, which is then multiplied by the weighting factor to calculate the weighted earned payout for that target. The total award is the sum of the weighted earned payout for each target. A maximum of 30% weighted earned payout per target, or 150% total award, has been established to provide a meaningful bonus opportunity that is also reasonable in respect to the financial impact to the Company of the over-achievement.

    A summary of these performance measures and the fiscal 2007 results are as follows:

Performance Measure	Fiscal 2007 Plan Target[1]	Fiscal 2007 Result[1]	Achieved (%)	Weighting Factor (%)	Weighted Earned Payout (%)
Revenue	$2,079.2	$2,093.5	100.7	20	20.6
EBIT	351.5	366.9	104.4	20	23.5
Cash Flow	142.1	183.8	129.3	20	40.0
EPS	1.316	1.407	107.0	20	25.6
Other Goals	Customer Focus; Flawless Execution; Innovation; Organizational Excellence; Financial Performance		94.0	20	15.2
Total Result					124.8

    1
    Dollars in millions, except EPS.

  •
  For the Celera group, we considered in equal proportion performance against target for revenue, EBIT, cash flow, and the achievement of specific business goals. Due to Celera's size and the relative volatility of this business, a threshold and multiplier are not part of the calculation of the overall business modifier because we believe this would inordinately magnify the results of this business. A summary of these performance measures and the fiscal 2007 results are as follows.

Performance Measure	Fiscal 2007 Plan[1]	Fiscal 2007 Result[1]	Achieved (%)	Weighting Factor (%)	Weighted Earned Payout (%)
Revenue	$ 44.9	$43.4	96.7	25	24.2
EBIT	(67.6)	(55.1)	118.5	25	29.6
Cash Flow	(38.2)	(13.2)	165.4	25	41.4
Other Goals	Quality; Product Development & Discovery; Partnering & Marketing; Communication		80.0	25	20.0
Total Result					115.2

    1
    Dollars in millions.

  •
  For corporate employees, including Messrs. White, Winger, and Sawch and Ms. Kerr, we considered a combination of the performance results for the Applied Biosystems group and the Celera group. This calculation is based on the same methodology that we use to allocate corporate overhead expenses to each of the Groups. In fiscal 2007, this ratio was approximately 88% for the Applied Biosystems group and 12% for the Celera group. For fiscal 2007, this resulted in a corporate modifier of 123.6%.

        Personal Modifier.    Following the end of the fiscal year, Mr. White, based on his review of the individual performance of each Named Executive Officer other than himself over the course of the year, proposes to the MRC a subjective personal modifier to reflect each executive's personal performance and contribution (either positive or negative) to the overall business results. Using similar criteria, the MRC makes a decision on any personal modifier applicable to Mr. White.

        Fiscal 2007.    The table below summarizes the decisions of the MRC with regard to the ICP awards for Mr. White and the other Named Executive Officers for fiscal 2007. These award amounts took into consideration actual base salary earned during the period, the individual's target bonus, the applicable business modifier as approved by the MRC, and the discretionary personal modifiers recommended by Mr. White for the other Named Executive Officers. With regard to Mr. White, the MRC determined a discretionary personal modifier of 120% based on his performance, comparision to peers, Company performance, and the MRC's overall satisfaction with Mr. White's management of the Company.

	Base Salary ($)	Target Bonus (%)	Target ICP Budget ($)	Business Modifier (%)	Personal Modifier (%)	Total ICP Amount ($)
Tony L. White	1,148,078	130	1,492,501	123.6	120	2,213,677
Dennis L. Winger	594,000	95	564,300	123.6	120	836,970
William B. Sawch	524,423	90	471,981	123.6	120	700,042
Kathy Ordoñez	567,000	95	538,650	115.2	115	713,604
Barbara J. Kerr	389,423	85	331,010	123.6	120	490,953

        Fiscal 2008.    At its meeting on August 16, 2007, the MRC established performance criteria for the fiscal 2008 incentive compensation program. These criteria are the same criteria used in fiscal 2007. The individual targets, which are intended to be meaningful but not onerous, correlate to the financial plan and operating goals of each group for the year and, with respect to criteria for which public guidance is given, are within the range of such guidance. The MRC did not change the target bonus levels for any of the Named Executive Officers.

Long-term and Equity Incentive Compensation

        We provide executives with various forms of equity incentives that generally vest over multiple years and, in some cases, vest based on pre-established business or stock price performance goals. In fiscal 2007, the Company continued an equity incentive strategy with the following primary objectives:

  •
  to provide executives with a financial stake in the Company designed to increase management's focus on shareholder value;

  •
  to align the rewards and compensation outcome of executives with the variability of the performance of the stock;

  •
  to achieve a higher return on equity expense by focusing award participation on those individuals with a clear capability to drive growth in value; and

  •
  to provide market competitive earning opportunities commensurate with job responsibility, individual contribution, and Company performance.

This strategy uses a combination of stock options and performance-vested restricted stock units which may be awarded in various proportions and in alternating grant cycles. We believe that awarding a combination of equity vehicles to our senior executives best addresses and supports various objectives, including improving shareholder return, maintaining employee retention, increasing top-line (revenue) growth, and delivering operational excellence.

        Restricted Stock Units.    In fiscal 2006, we introduced a performance-based restricted stock unit program. The restricted stock units represent the right to receive one share of either Applera-Applied Biosystems stock or Applera-Celera stock at the time they vest. The restricted stock units corresponding to the Applera-Applied Biosystems stock vest in four increments of up to 25% of the total grant based on the attainment of revenue objectives for the Applied Biosystems group for each of fiscal years 2006, 2007, 2008, and 2009. The restricted stock units corresponding to the Applera-Celera stock vest in three increments of up to 16.67% of the total grant based on the attainment of revenue objectives for the Celera group for fiscal years 2007, 2008, and 2009, and a fourth increment of up to 50% of the total grant based on profitability objectives for the Celera group for fiscal years 2008 and 2009. The threshold, target, and out-performance levels of attainment were based on business plan forecasts established at the time these restricted stock units were granted.

        We determined that revenue was an appropriate metric because of the top line growth initiatives for both the Applied Biosystems group and the Celera group. In addition, a profit metric was used for Celera for the third year of the performance cycle to coincide with the Group's objective to achieve profitability during fiscal 2008 and 2009.

        Those Named Executive Officers having responsibilities involving both the Applied Biosystems group and the Celera group (i.e., all of the Named Executive Officers other than Ms. Ordoñez) were granted restricted stock units in both Groups in a ratio approximating the ratio of the number of outstanding shares of Applera-Applied Biosystems stock to Applera-Celera stock. During fiscal 2007, this ratio was approximately 70/30.

        Ms. Ordoñez, who has primary responsibility for the Celera group, was granted restricted stock units for Applera-Celera stock only. While we made grants of restricted stock units to the Named Executive Officers in fiscal 2006, Ms. Ordoñez received an additional grant of restricted stock units for Applera-Celera stock at the beginning of fiscal 2007 to increase the proportion of her compensation that is at risk based on the performance of the Celera group.

        Fiscal 2007.    The results of the restricted stock unit programs for the Applied Biosystems group and the Celera group for fiscal 2007 were as follows:

	Applied Biosystems Group				Celera Group
Performance Measure	Fiscal 2007 Threshold	Fiscal 2007 Target	Fiscal 2007 Out-Performance	Fiscal 2007 Result	Fiscal 2007 Threshold	Fiscal 2007 Target	Fiscal 2007 Out-Performance	Fiscal 2007 Result
Revenue[1]	$1,919.9	$1,957.0	$1,984.8	$2,093.5	$36.4	$42.8	$49.2	$43.4

1
Dollars in millions.

        On August 16, 2007, the MRC determined that the Applied Biosystems group had exceeded its out-performance target for fiscal 2007 and vested for each grant an amount equal to 120% of the target award for the fiscal year, corresponding to the full 25% of the grant tied to fiscal 2007 performance. The value of the awards vesting in respect of fiscal 2007 results is shown for each Named Executive Officer in the table below entitled "Outstanding Equity Awards as of the End of Fiscal 2007." The vesting of the remaining portions of these grants that are based on performance during fiscal 2008 and fiscal 2009 will be determined following the conclusion of those fiscal years.

        At the August meeting, the MRC also determined that the Celera group had exceeded its performance target for fiscal 2007 and vested for each grant an amount equal to 101.9% of the target award for the fiscal year, corresponding to approximately 14.15% of each grant, which is less than the full 16.67% increment of the grant tied to fiscal 2007 performance. The value of the awards vesting in respect of fiscal 2007 results is shown for each Named Executive Officer in the table below entitled "Outstanding Equity Awards as of the End of Fiscal 2007." The vesting of the remaining portion of these grants will be determined following the conclusion of fiscal 2008 and 2009.

        Fiscal 2008 and Beyond.    As noted above, the performance objectives with respect to the restricted stock units corresponding to both Applera-Applied Biosystems stock and Applera-Celera stock vesting in fiscal 2008 and 2009 were established at the time of the original grant in fiscal 2006. These goals, which were intended to be meaningful but not onerous, were based on business plan forecasts at the time of grant.

        Restricted Stock.    In fiscal 2007, the MRC granted restricted stock awards of shares of Applera-Applied Biosystems stock and Applera-Celera stock to Messrs. White and Winger. These awards, which are set forth in the table below, were consistent with the terms of Mr. White's and Mr. Winger's employment arrangements and awards previously made to them, all of which have now vested. The number of shares of each class of Applera common stock awarded was based on the ratio of the outstanding shares of each class of stock.

	Applera-Applied Biosystems Stock		Applera-Celera Stock
	Performance-Based	Time-Based	Performance-Based	Time-Based
Tony L. White	134,820	67,410	57,780	28,890
Dennis L. Winger	33,705	0	14,445	0

        The performance-based awards vest in three equal annual installments following the end of fiscal 2007, 2008, and 2009, based on the attainment of goals relating to operating cash flow for the Company for each of those fiscal years. In addition, Mr. White received a grant of Applera-Applied Biosystems and Applera-Celera restricted stock which vests in three equal installments on June 30,

2007 and 2008, and August 17, 2009, subject to Mr. White being an employee of the Company on that date.

        The restricted stock awards were originally granted to Messrs. White and Winger as an inducement to their joining the Company and to compensate them for benefits provided by their former employers that were forfeited upon their joining the Company. These awards have been continued in order to maintain their competitive total compensation package and to secure their continued employment. Applera operating cash flow, net of capital expenditures, was chosen as a critical metric at the time the program was first established in fiscal 1996 and continues to be an important indicator of our success. At least 90% of the target must be achieved to vest in any amount of the award. Maximum vesting is achieved at 110% of targeted results.

        On August 16, 2007, the MRC determined that the Company had exceeded 110% of its target and fully vested the maximum number of shares eligible to vest based on cash flow performance. The value of the awards for Mr. White and Mr. Winger vesting in respect of fiscal 2007 results is shown in the table below entitled "Outstanding Equity Awards as of the End of Fiscal 2007."

	Fiscal 2007 Target	Fiscal 2007 Result	Achieved
Operating Cash Flow[1]	$206.3	$269.0	130.4%

[1] Dollars in millions.

        Fiscal 2008.    At its meeting on August 16, 2007, the MRC established an operating cash flow target for fiscal 2008 for the performance-based restricted stock awards granted to Mr. White and Mr. Winger. This target, which is intended to be meaningful but not onerous, was based on the financial plan for Applera for the fiscal year.

        Stock Options.    We continue to believe that it is in the Company's best interest to grant stock options to certain management and other employees in order to achieve the Company's long-term growth objectives and to align employee and shareholder interests. We consider the grant of stock options to the Named Executive Officers and other employees in conjunction with, or alternating with, periodic grants of performance-based restricted stock units and, potentially, other long-term incentive vehicles. This methodology is intended to balance the growth oriented incentive of stock options and stock price appreciation with the retention and share ownership qualities of stock grants.

        The MRC established the Company's fiscal 2007 equity strategy at its meeting in June 2006 and, as part of this strategy, determined to grant stock options to the Company's executives in January 2007. The January meeting of the MRC was held shortly before the Company's release of earnings for the second quarter of fiscal 2007. Accordingly, consistent with the MRC's practice, the grant date was established as three business days following the release of earnings. The exercise price of options granted under our stock incentive plans is equal to the fair market value of the applicable class of stock on the grant date. Fair market value means the simple average of the high and low sales prices in the New York Stock Exchange report of composite transactions.

        During fiscal 2007, stock options were granted to the Named Executive Officers and other eligible executives based on individual performance. In determining the grant for Messrs. White and Winger, the MRC took into consideration the annualized value of their restricted stock awards discussed above. The estimated Black-Scholes value of the options in combination with the value of an annualized portion of the restricted stock awards was considered against the value of equity grants made to corresponding executives at companies in the relevant peer group. The value of the total direct compensation of Messrs. White and Winger (including base salary, annual bonus and non-equity incentives, and equity) was also considered in comparison to the total direct compensation of relevant executives in the peer group. In addition, the MRC considered the performance of Mr. White and the strength of the overall compensation package to determine an award that would motivate continued successful leadership of the Company.

        Similarly, the stock option grants for the other Named Executive Officers considered the value of other equity grants, if any, during fiscal 2007, the relative position of total direct compensation against relevant peers in the market, and the retentive value of the executive's compensation package as a whole.

        The number of stock options granted to each of the Named Executive Officers in fiscal 2007 is set forth below:

	Options for Applera-Applied Biosystems Stock	Options for Applera-Celera Stock
Tony L. White	196,000	84,000
Dennis L. Winger	56,000	24,000
William B. Sawch	56,000	24,000
Kathy Ordoñez	0	150,000
Barbara J. Kerr	56,000	24,000

        Overall, in fiscal 2007, the Company maintained its policy to keep aggregate annual share dilution associated with the grant of equity to no more than 2% of the issued and outstanding shares of each class of our common stock.

        Vested Performance Units.    During fiscal 2007, a portion of the value of vested performance units was paid to Messrs. White, Winger, and Sawch, and to Ms. Kerr with respect to grants made in fiscal 2002 and 2003 under the Company's Performance Unit Bonus Plan. Awards under this plan vest upon the relevant class of Applera common stock attaining and maintaining specified stock price targets. Amounts paid in fiscal 2007 with respect to vested performance units are included in the Stock Awards-Applera Applied Biosystems Stock column in the "Summary Compensation Table."

        Stock Ownership.    In order to reinforce the linkage of an executive's financial gain with shareholder performance, the MRC has established a requirement that each member of the Management Executive Committee of the Company retain an investment in Applera common stock or stock equivalents equaling between one and five times the individual's annual base salary (depending on the individual's management level). Executives are given a period of five years to achieve these levels. The individual targets for each of the Named Executive Officers are as follows:

Multiple of Base Salary
Tony L. White	5
Dennis L. Winger	2
William B. Sawch	2
Kathy Ordoñez	2
Barbara J. Kerr	1

        As of the end of the Company's 2007 fiscal year, all of the Named Executive Officers had satisfied their individual investment goals.

        In addition to encouraging stock ownership by granting stock options, restricted stock units, and restricted stock, the Company further encourages its employees to own Applera common stock through a tax-qualified employee stock purchase plan, which is generally available to all domestic and certain foreign employees. This plan generally allows participants to buy both classes of our common stock with up to 10% of their salary (subject to certain limits).

        The MRC monitors on an annual basis the ownership of shares of Applera-Applied Biosystems stock and Applera-Celera stock by senior officers as well as their outstanding stock options so that their interests are not misaligned with the two classes of Applera common stock and with their duty to act in the best interests of the Company and its shareholders as a whole.

Benefits and Perquisites

        We offer a competitive level of benefits to executives as part of our total executive compensation program. The benefits are intended to help recruit and retain senior executives. We review our benefit programs on a periodic basis by benchmarking against the relevant peer group companies, reviewing published survey information, and obtaining advice from various independent benefit consultants.

        The following programs are generally available to all eligible employees, including the Named Executive Officers:

  •
  medical, dental, vision, life insurance, and disability coverage;

  •
  tax-qualified 401(k) savings plan;

  •
  employee stock purchase plan;

  •
  paid time off and holidays;

  •
  tax-qualified defined benefit pension plan for employees hired on or before June 30, 1999 (which was "frozen" as of June 30, 2004; i.e., no further benefits were earned after that date);

  •
  post-retirement medical plan for employees who participate in the pension plan and attain retirement eligibility, with Company subsidized premiums for those employed by the Company prior to January 1, 1993 (of the Named Executive Officers, only Mr. Sawch is eligible for the Company-subsidized premium upon retirement; Messrs. White and Winger will have access to the plan upon retirement but will be responsible for all premiums; Ms. Ordoñez and Ms. Kerr are not eligible for the plan);

  •
  non-qualified Excess Benefit Plan for all employees who are affected by the maximum limits on benefit accruals/contribution limits allowable in tax-qualified benefit plans under the Internal Revenue Code; see page 39 for more information about the plan; and

  •
  non-qualified Deferred Compensation Plan which provides tax deferred savings opportunity for eligible employees; see "Pension Benefits as of the End of Fiscal 2007" for more information about the Plan.

        In addition, the programs below are available to certain executives, including the Named Executive Officers:

  •
  annual physicals, which are provided to assure us that our senior management identify and address any potential health risks;

  •
  financial planning and tax planning services, which are provided in light of the varied and complex components of each officer's compensation and to enable them to focus on the demands of their positions without being concerned about the appropriate financial planning and tax treatment of their compensation;

  •
  car allowances, as part of the competitive value of the total compensation package, and a leased car for Mr. Winger for his use when he is in Connecticut; and

  •
  excess liability insurance coverage to protect the Company's officers from potential personal legal risks and exposures which may be incurred as a result of their position with the Company.

        We provide a limited number of additional benefits to the Named Executive Officers, as follows:

  •
  non-qualified Supplemental Executive Retirement Plan (the SERP), which is intended to provide a competitive level of pension benefits in recognition of the expertise and experience that our senior-most executives bring to the Company and which assists us in retaining and attracting mid-career talent; see "Pension Benefits as of the End of Fiscal 2007" for more information about the SERP;

  •
  Company housing, as appropriate. The Company provides housing to Mr. White in California in light of his frequent and extended travel to the offices of the Applied Biosystems group required in his position as interim President of that Group. The Company also provides housing to Mr. Winger in Connecticut in light of his frequent travel and extended stays in Connecticut. We also provide Mr. Winger with security services for his California residence, as well as reimbursement of reasonable travel expenses for his spouse when she travels to join him on trips to the east coast. Ms. Kerr receives Company housing in lieu of relocation benefits which would have been required at the time of her employment; and

  •
  We maintain a corporate aircraft to provide a secure and efficient means of travel for Mr. White and other employees for business purposes. Under a security policy adopted by the MRC, Mr. White is required to use Company aircraft for both personal and business travel, except when it is not practical to do so.

        Potential Payments upon Termination of Employment.    In the event employment is terminated by the Company without cause, we would provide severance compensation and benefits to the Named Executive Officers. Messrs. White and Winger have employment agreements that provide for a specified amount of severance compensation and benefits in the event that we terminate their employment without cause. The other Named Executive Officers are not covered under our general employee severance policy, and severance benefits payable to them would be determined by the MRC on a case-by-case basis in its discretion consistent with our prior practices and the treatment of other similarly situated executives. The severance compensation payable upon termination is described in further detail below under the heading "Potential Payments upon Termination or Change in Control."

        We also maintain individual change in control agreements with each of the Named Executive Officers and certain other senior executives in order to provide transition income in the event their position is eliminated as a result of a change in control. In light of their critical role in evaluating strategic opportunities, including those that may result in a change in control and possible job redundancy, it is very important to the Company and its shareholders that these executives be able to evaluate the transaction from the perspective of the best interests of the Company and its shareholders. In addition, the MRC believes that these agreements are a competitive requirement to attracting and retaining highly-qualified senior executives. These agreements are described in further detail below under the heading "Potential Payments upon Termination or Change in Control."

Compensation Committee Report

        The Management Resources Committee oversees compensation policies and practices for the Company's senior management, including salary, bonus, and incentive awards. The Committee has reviewed and discussed with management the Compensation Discussion and Analysis presented above. Based on this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Management Resources Committee
Jean-Luc Bélingard, Co-Chair William H. Longfield, Co-Chair Arnold J. Levine Carolyn W. Slayman Orin R. Smith

Summary Compensation Table

        The following table provides information about the compensation provided to our Chief Executive Officer, Chief Financial Officer, and the three other most highly paid executive officers (the "Named Executive Officers") in fiscal 2007.

									Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)[3]
				Stock Awards[1]		Option Awards[1]
								Non-Equity Incentive Plan Compen- sation ($)[2]
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Applera- Applied Biosystems Stock ($)	Applera- Celera Stock ($)	Applera- Applied Biosystems Stock ($)	Applera- Celera Stock ($)			All Other Compen- sation ($)[4]	Total ($)
Tony L. White Chairman, President and Chief Executive Officer	2007	1,148,078	0	3,313,715	532,245	167,006	48,703	2,213,677	3,325,381	199,165	10,947,969
Dennis L. Winger Senior Vice President and Chief Financial Officer	2007	594,000	0	868,739	111,438	47,716	13,915	836,970	874,571	155,346	3,502,695
William B. Sawch Senior Vice President and General Counsel	2007	524,423	0	515,061	44,125	47,716	13,915	700,042	657,283	40,231	2,542,796
Kathy Ordoñez Senior Vice President and President, Celera Group	2007	567,000	0	0	377,740	0	86,969	713,604	432,369	38,158	2,215,840
Barbara J. Kerr Vice President, Human Resources	2007	389,423	0	321,419	36,102	47,716	13,915	490,953	402,001	98,459	1,799,988

1
Represents the dollar amount recognized for financial reporting purposes with respect to fiscal 2007 for awards of restricted stock, restricted stock units, stock options, and performance units granted during the year and prior fiscal years, as determined in accordance with SFAS 123R, except that estimates of forfeitures related to service-based vesting conditions have been disregarded in accordance with SEC rules. See Note 7 to our consolidated financial statements under the caption "Share-Based Compensation" included in our annual report on Form 10-K for the fiscal year ended June 30, 2007 for the assumptions made in determining SFAS 123R values. These amounts do not necessarily reflect the amounts to be ultimately received by the recipient.

2
Represents amounts paid under the Company's Incentive Compensation Program during fiscal 2008 for services performed in fiscal 2007. As described in the "Compensation Discussion and Analysis," these amounts were based on individual performance and the overall performance for the relevant business unit.

3
The Company does not pay "above market" interest on compensation deferred by officers or employees. Accordingly, this column reflects changes in pension values only. The amount shown for each officer represents the aggregate increase in the actuarial present value of accumulated benefits under the Company's pension plans between June 30, 2006 and June 30, 2007. The pension plan assumptions are further described below in the section entitled "Pension Benefits as of the End of Fiscal 2007."

4
The amounts in this column consist of the following:

Name	Dividend Equivalents ($)[a]	Contributions Related to Employee Savings Plans ($)[b]	Tax Gross-ups ($)	Other Benefits ($)[c]	Total ($)
Mr. White	1,700	15,300	749	181,415	199,165
Mr. Winger	850	15,300	16,199	122,997	155,346
Mr. Sawch	850	18,030	1,089	20,262	40,231
Ms. Ordoñez	0	18,167	749	19,242	38,158
Ms. Kerr	425	15,450	7,637	74,947	98,459

a
Reflects dividend equivalents paid in cash on performance units granted under the Company's Performance Unit Bonus Plan.

b
Reflects Company contributions under our Employee Savings Plan and the savings plan component of our Excess Benefit Plan.

c
Reflects the aggregate incremental cost to the Company of providing various perquisites and other personal benefits to each of the Named Executive Officers. These perquisites and personal benefits, which are described in more detail above in the "Compensation Discussion and Analysis," consist of: personal use of Company aircraft, financial and estate planning, Company-provided housing, excess liability insurance, car allowance and/or lease, club memberships, certain travel costs for Mr. Winger's spouse, annual executive physical examinations, home security services, and parking permits.

Under a security policy adopted by the Management Resources Committee, Mr. White is required to use Company aircraft for both personal and business travel. The incremental cost of the Company aircraft is calculated by dividing the total variable costs (such as fuel, aircraft maintenance, and flight crew expenses) by the total number of flight hours for the fiscal year and multiplying this amount by the individual's total number of flight hours for personal use for the year. Since the corporate aircraft are used primarily for business purposes, we exclude fixed costs that do not change based on usage, such as insurance and pilots' salaries, benefits, and training. We also exclude any costs resulting from the loss of a tax deduction to the Company arising from the personal use of Company aircraft under applicable federal income tax rules. Company housing and other perquisites and personal benefits are valued at the actual cost to the Company.

The amounts shown for fiscal 2007 include: (1) for Mr. White, $87,233 for the personal use of Company aircraft and $56,920 for financial and estate planning; (2) for Mr. Winger, $61,134 for the cost of Company housing and $29,195 for the travel costs for his spouse; and (3) for Ms. Kerr, $47,940 for the cost of Company housing.

Grants of Plan-Based Awards in Fiscal 2007

        The following table below provides information about stock options, restricted stock, restricted stock units, and incentive compensation awards granted to the Named Executive Officers in fiscal 2007.

					Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]
											All Other Stock Awards: Number of Shares of Stock or Units[3] (#)	All Other Option Awards: Number of Securities Underlying Options[4] (#)
Name	Underlying Class of Stock	Grant Date		Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)			Exercise or Base Price of Option Awards ($/Sh)[5]	Closing Price on Date of Grant of Stock Underlying Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($/Sh)[6]
Tony L. White					149	1,492,501	3,358,128
	Applied Biosystems	8/17/2006		8/17/2006				6,741	67,410	134,820					4,244,134
	Celera	8/17/2006		8/17/2006				2,889	28,890	57,780					807,764
	Applied Biosystems	8/17/2006		8/17/2006							67,410				2,122,067
	Celera	8/17/2006		8/17/2006							28,890				403,882
	Applied Biosystems	1/30/2007	[7]	1/18/2007								196,000	34.6250	34.7200	1,603,260
	Celera	1/30/2007	[7]	1/18/2007								84,000	15.3250	15.5800	467,544
Dennis L. Winger					56	564,300	1,269,675
	Applied Biosystems	8/17/2006		8/17/2006				1,685	16,853	33,705					1,061,033
	Celera	8/17/2006		8/17/2006				722	7,223	14,445					201,941
	Applied Biosystems	1/30/2007	[7]	1/18/2007								56,000	34.6250	34.7200	458,074
	Celera	1/30/2007	[7]	1/18/2007								24,000	15.3250	15.5800	133,584
William B. Sawch					47	471,981	1,061,957
	Applied Biosystems	1/30/2007	[7]	1/18/2007								56,000	34.6250	34.7200	458,074
	Celera	1/30/2007	[7]	1/18/2007								24,000	15.3250	15.5800	133,584
Kathy Ordoñez					54	538,650	1,211,963
	Celera	8/17/2006		8/17/2006				12,000	15,000	18,000					251,640
	Celera	1/30/2007	[7]	1/18/2007								150,000	15.3250	15.5800	834,900
Barbara J. Kerr					33	331,010	744,771
	Applied Biosystems	1/30/2007	[7]	1/18/2007								56,000	34.6250	34.7200	458,074
	Celera	1/30/2007	[7]	1/18/2007								24,000	15.3250	15.5800	133,584

1
These amounts reflect the range of possible payouts under the Company's Incentive Compensation Program for fiscal 2007 as described above in the section entitled "Compensation Components—Annual Incentive Compensation" in the "Compensation Discussion and Analysis." The payment for fiscal 2007 performance has been made based on the metrics described, and is shown in the "Summary Compensation Table" in the column entitled "Non-Equity Incentive Plan Compensation."

2
These amounts reflect grants of restricted stock to Messrs. White and Winger and a grant of restricted stock units to Ms. Ordoñez under the Company's Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan (the "AB Plan") and Celera Group Amended and Restated 1999 Stock Incentive Plan (the "CRA Plan"), as described in the section entitled "Compensation Components—Long-term and Equity Incentive Compensation" in the "Compensation Discussion and Analysis." The amounts in each column reflect the aggregate threshold, target, and maximum payouts over the term of the grants. The dollar amounts recognized for these grants are shown in the "Summary Compensation Table" in the columns entitled "Stock Awards." Prior to vesting, Messrs. White and Winger have the right to receive dividends, if any, on and to vote the restricted shares, but may not sell or otherwise transfer them. Prior to the vesting of the restricted stock units, Ms. Ordoñez will not be deemed to be the holder of or have any of the rights of a holder with respect to the shares of Applera-Celera stock deliverable on the vesting of the restricted stock units. Of these amounts, 44,940 shares of Applera-Applied Biosystems stock and 19,260 shares of Applera-Celera stock granted to Mr. White, and 11,235 shares of Applera-Applied Biosystems stock and 4,815 shares of Applera-Celera stock granted to Mr. Winger, vested on August 16, 2007 based on the attainment of performance goals relating to operating cash flow for fiscal 2007, and 2,547 restricted stock units granted to Ms. Ordoñez vested on August 16, 2007 based on the revenue performance of the Celera group for fiscal 2007.

3
These amounts reflect grants of restricted stock under the AB Plan and the CRA Plan, as described in the section entitled "Compensation Components—Long-term and Equity Incentive Compensation" in the "Compensation Discussion and Analysis." Prior to vesting, Mr. White has the right to receive dividends, if any, on and to vote the shares, but may not sell or otherwise transfer them. Of these shares, 22,470 shares of Applera-Applied Biosystem stock and 9,630 shares of Applera-Celera stock vested on June 30, 2007, and 22,470 shares of Applera-Applied Biosystem stock and 9,630 shares of Applera-Celera stock will vest on each of June 30, 2008 and August 17, 2009, subject to Mr. White being an employee of the Company as of these dates.

4
Reflects grants of stock options under the AB Plan and the CRA Plan. These grants are described in the table below entitled "Outstanding Equity Awards as of the End of Fiscal 2007."

5
The exercise price of stock options granted under the AB Plan and the CRA Plan is equal to the fair market value of the applicable class of Applera common stock on the date of grant. Under the plans, fair market value means the simple average of the high and low sales prices in the New York Stock Exchange report of composite transactions.

6
Represents the grant date fair value of each award computed in accordance with SFAS 123R. See Note 7 to our consolidated financial statements under the caption "Share-Based Compensation" included in our annual report on Form 10-K for the fiscal year ended June 30, 2007 for the assumptions made in determining SFAS 123R values. These amounts do not necessarily reflect the amounts to be ultimately received by the recipient.

7
The grant date was delayed until three business days following the release of earnings for the second fiscal quarter. See the "Compensation Discussion and Analysis" for further information regarding the grant of stock options.

Employment Arrangements with the Named Executive Officers

        We do not have employment agreements with Ms. Kerr, Ms. Ordoñez, or Mr. Sawch. The terms of Mr. White's and Mr. Winger's agreements are described below.

        Employment Agreement with Mr. White.    We entered into an employment agreement with Mr. White dated September 12, 1995, which was later amended, that provides for his employment as our Chairman, President and Chief Executive Officer. The agreement is automatically extended for consecutive one-year periods unless either party gives at least 180 days notice of its intent not to renew or the agreement is otherwise terminated. Neither we nor Mr. White have given notice of intent not to renew or termination.

        Under the terms of the agreement, Mr. White receives:

  •
  a base annual salary, currently set at $1,200,000, subject to annual review,

  •
  an annual bonus under our Incentive Compensation Program, currently targeted at 130% of his base annual salary,

  •
  entitlement to participate in all employee benefit plans, programs or arrangements of the Company that are made available to senior executives,

  •
  an annual car allowance of $20,000,

  •
  reimbursement of the reasonable costs of financial planning and tax preparation, and

  •
  a supplemental retirement benefit, as described below in the section entitled "Pension Benefits as of the End of Fiscal 2007."

        The agreement contemplates that Mr. White will, subject to Board approval, receive an annual grant of stock options with respect to approximately 160,000 to 200,000 shares of Applera-Applied Biosystems stock and approximately 40,000 to 50,000 shares of Applera-Celera stock. We also agreed to implement a restricted stock program for Mr. White based in part on financial measures of corporate success. As described above in the "Compensation Discussion and Analysis," we currently use operating cash flow as this measure of corporate success. This is the same measure we use for the shares of restricted stock granted to Mr. Winger, as described below.

        Employment Agreement with Mr. Winger.    We provided Mr. Winger with an employment letter dated June 24, 1997, which was later amended, that sets forth the terms and conditions of his employment as our Senior Vice President and Chief Financial Officer.

        Under the terms of the letter, Mr. Winger receives:

  •
  a base annual salary, currently set at $618,500, subject to annual review,

  •
  an annual bonus under our Incentive Compensation Program, currently targeted at 95% of his base annual salary,

  •
  an annual car allowance of $15,000,

  •
  financial planning and tax preparation assistance, currently up to $12,000 per year; and

  •
  a supplemental retirement benefit, as described below in the section entitled "Pension Benefits as of the End of Fiscal 2007."

        Mr. Winger is eligible to receive an annual restricted stock award of up to 12,000 shares of Applera-Applied Biosystems stock and up to 3,000 shares of Applera-Celera stock based on performance criteria related to the Company's cash flow.

        Both Mr. White and Mr. Winger are entitled to various benefits under the terms of their employment agreements upon a termination of employment, as described below under the section entitled "Potential Payments Upon Termination or a Change in Control—Severance Arrangements."

Outstanding Equity Awards as of the End of Fiscal 2007

        The following table provides information about equity awards granted to each of the Named Executive Officers with respect to Applera-Applied Biosystems stock that were outstanding as of the last day of our 2007 fiscal year.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)[1]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[1]
Tony L. White	300,000	[2]				16.4840	3/30/2008	44,940	[3]	1,372,468	89,880	[4]	2,744,935
	300,000	[5]				27.1875	5/13/2009	44,940	[6]	1,372,468	40,000	[7]	1,000,000	[7]
	84,400	[8]				28.2343	6/17/2009	22,200	[9]	677,988	44,400	[10]	1,355,976
	84,400	[11]				28.2343	6/17/2009						623,300	[12]
	84,400	[13]				55.0625	12/27/2009
	84,400	[14]				55.0625	12/27/2009
	300,000	[5]				100.4688	3/17/2010
	84,400	[15]				100.4688	3/17/2010
	84,400	[16]				61.4063	6/15/2010
	270,000	[17]				25.5750	3/26/2011
	40,000	[18]				25.0000	8/16/2011
	40,000	[19]				25.0000	8/16/2011
	255,000	[17]				20.8500	4/8/2012
	255,000	[17]				15.5400	3/24/2013
	40,000	[20]				15.5400	3/24/2013
	40,000	[21]				15.5400	3/24/2013
	204,000	[17]				20.1850	6/17/2014
	262,500	[22]				21.4750	6/2/2015
			196,000	[5]		34.6250	1/30/2017
Dennis L. Winger	42,100	[5]				17.1149	9/25/2007	11,235	[6]	343,117	22,470	[4]	686,234
	96,858	[2]				16.1082	11/20/2007	7,800	[9]	238,212	15,600	[10]	476,424
	100,000	[2]				16.4840	3/30/2008				20,000	[7]	500,000	[7]
	100,000	[5]				27.1875	5/13/2009						311,650	[12]
	42,200	[8]				28.2343	6/17/2009
	42,200	[11]				28.2343	6/17/2009
	42,200	[13]				55.0625	12/27/2009
	42,200	[14]				55.0625	12/27/2009
	100,000	[5]				100.4688	3/17/2010
	42,200	[15]				100.4688	3/17/2010
	42,200	[16]				61.4063	6/15/2010
	90,000	[17]				25.5750	3/26/2011
	20,000	[18]				25.0000	8/16/2011
	20,000	[19]				25.0000	8/16/2011
	85,000	[17]				20.8500	4/8/2012
	20,000	[20]				15.5400	3/24/2013
	20,000	[21]				15.5400	3/24/2013
	30,000	[17]				15.5400	3/24/2013
	68,000	[17]				20.1850	6/17/2014
	90,000	[22]				21.4750	6/2/2015
			56,000	[5]		34.6250	1/30/2017
William B. Sawch	80,000	[2]				16.4840	3/30/2008	7,800	[9]	238,212	15,600	[10]	476,424
	100,000	[5]				27.1875	5/13/2009				20,000	[7]	500,000	[7]
	42,200	[8]				28.2343	6/17/2009						311,650	[12]
	42,200	[11]				28.2343	6/17/2009
	42,200	[13]				55.0625	12/27/2009
	42,200	[14]				55.0625	12/27/2009
	100,000	[5]				100.4688	3/17/2010
	42,200	[15]				100.4688	3/17/2010
	42,200	[16]				61.4063	6/15/2010
	90,000	[17]				25.5750	3/26/2011
	20,000	[18]				25.0000	8/16/2011
	20,000	[19]				25.0000	8/16/2011

	85,000	[17]			20.8500	4/8/2012
	20,000	[20]			15.5400	3/24/2013
	20,000	[21]			15.5400	3/24/2013
	85,000	[17]			15.5400	3/24/2013
	68,000	[17]			20.1850	6/17/2014
	90,000	[22]			21.4750	6/2/2015
			56,000	[5]	34.6250	1/30/2017
Kathy Ordoñez	80,000	[5]			85.7813	12/1/2010
	42,200	[23]			85.7813	12/1/2010
	45,000	[17]			25.5750	3/26/2011
	85,000	[17]			20.8500	4/8/2012
	23,200	[17]			15.5400	3/24/2013
	32,000	[17]			20.1850	6/17/2014
	50,000	[22]			21.4750	6/2/2015
Barbara J. Kerr	48,000	[5]			94.1250	9/5/2010	6,300	[9]	192,402	12,600	[10]	384,804
	33,600	[24]			94.1250	9/5/2010				10,000	[7]	250,000	[7]
	54,000	[17]			25.5750	3/26/2011						155,829	[12]
	10,000	[18]			25.0000	8/16/2011
	10,000	[19]			25.0000	8/16/2011
	51,000	[17]			20.8500	4/8/2012
	10,000	[20]			15.5400	3/24/2013
	10,000	[21]			15.5400	3/24/2013
	49,700	[17]			15.5400	3/24/2013
	57,600	[17]			20.1850	6/17/2014
	83,000	[22]			21.4750	6/2/2015
			56,000	[5]	34.6250	1/30/2017

1
The market price used for calculations in this column is $30.54, which was the closing price of a share of Applera-Applied Biosystems stock on the last trading day of our 2007 fiscal year.

2
The options vest in two equal annual installments commencing on the first anniversary of the date of grant.

3
22,470 shares vest on June 30, 2008 and August 17, 2009, subject in each case to Mr. White being an employee of the Company as of these vesting dates.

4
Up to one half of these shares will vest following the end of fiscal 2008 and 2009 based on the attainment of performance goals relating to operating cash flow for these fiscal years. The number of shares assumes the maximum payout of the awards in each of these fiscal years.

5
The options vest in four equal annual installments commencing on the first anniversary of the date of grant.

6
These shares vested on August 16, 2007 based on the attainment of performance goals relating to operating cash flow for fiscal 2007.

7
Consists of performance units granted under the Company's Performance Unit Bonus Plan. The performance units will vest in two equal increments upon Applera-Applied Biosystems stock attaining and maintaining price targets of $40.00 and $45.00 or more for a period of ninety days. Upon vesting, the holder of performance units will be entitled to a cash payment of $25.00 for each vested unit, payable over a minimum of eight quarters, subject to continued employment and an aggregate annual expense cap.

8
The options vested on June 17, 2002.

9
Consists of restricted stock units (RSUs) corresponding to shares of Applera-Applied Biosystems stock. The RSUs vested on August 16, 2007, based on the attainment of revenue objectives for the Applied Biosystems group for the 2007 fiscal year.

10
Consists of RSUs corresponding to shares of Applera-Applied Biosystems stock. Up to one half of the RSUs will vest following the end of fiscal years 2008 and 2009 based on the attainment of revenue objectives for the Applied Biosystems group for these fiscal years. The number of RSUs assumes the maximum payout of the awards in each of these fiscal years.

11
The options vested on November 30, 2002.

12
Represents the balance of amounts payable with respect to performance units granted under the Company's Performance Unit Bonus Plan that vested in fiscal 2006 and 2007 upon Applera-Applied Biosystems stock attaining and maintaining specified price targets. These amounts are payable in quarters through the first quarter of fiscal 2009, subject to continued employment and an aggregate annual expense cap. Amounts paid in fiscal 2007 with respect to these performance units are included in Stock Awards-Applera Applied Biosystems Stock column in the

  "Summary Compensation Table" and the Stock Awards-Value Realized on Vesting column in the table below entitled "Options Exercised and Stock Vested in Fiscal 2007" for Applera-Applied Biosystems stock.

13
The options vested on December 27, 2002.

14
The options vested on January 26, 2003.

15
The options vested on March 17, 2003.

16
The options vested on June 15, 2003.

17
The options originally vested in four equal annual installments commencing on the first anniversary of the date of grant. On January 20, 2005, the vesting of these options was accelerated. However, shares acquired upon the exercise of these options are subject to a restriction on transfer (covering sales, gifts, pledges, and any other method of disposition). The transfer restriction will lapse as to shares issuable upon the exercise of these options on the date that the options would have otherwise vested with respect to those shares. Also, the transfer restriction will lapse in full upon termination of employment for any reason.

18
The options vested on August 16, 2004.

19
The options were originally granted in conjunction with the grant of an equal number of performance units under the Company's Performance Unit Bonus Plan and vested on the earlier of August 16, 2006 or two years after all of the stock price targets related to these performance units were attained. The vesting of these options was accelerated on June 2, 2005. However, shares acquired upon the exercise of these options are subject to the restriction on transfer referred to in footnote 17.

20
The options originally vested on March 24, 2006. The vesting of these options was accelerated on June 2, 2005. However, shares acquired upon the exercise of these options are subject to the restriction on transfer referred to in footnote 17.

21
The options were granted in conjunction with the grant of an equal number of performance units under the Company's Performance Unit Bonus Plan and vested on the earlier of March 24, 2008 or two years after all of the stock price targets related to these performance units were attained. The vesting of these options was accelerated on June 2, 2005. However, shares acquired upon the exercise of these options are subject to the restriction on transfer referred to in footnote 17.

22
The options were fully vested on the date of the grant. However, shares acquired upon the exercise of the options are subject to a restriction on transfer covering sales, gifts, pledges, and any other method of disposition. The transfer restriction lapses on 25% of the shares covered by the grant on each of the first four anniversaries of the grant date and will lapse in full upon termination of employment for any reason.

23
The options vested on December 1, 2003.

24
The options vested on September 5, 2003.

        The following table provides information about the equity awards granted to each of the Named Executive Officers with respect to Applera-Celera stock that were outstanding as of the last day of our 2007 fiscal year.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)[1]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[1]
Tony L. White	75,000	[2]				6.7201	3/30/2008	19,260	[3]	238,824	38,520	[4]	477,648
	516,940	[5]				8.5600	1/21/2009	19,260	[6]	238,824	19,200	[7]	238,080
	75,000	[8]				10.5312	5/13/2009	6,400	[9]	79,360	12,800	[10]	158,720
	75,000	[8]				132.6250	3/17/2010
	67,500	[11]				31.5000	3/26/2011
	85,000	[11]				18.8950	4/8/2012
	85,000	[11]				9.1300	3/24/2013
	68,000	[11]				10.7850	6/17/2014
	87,500	[12]				10.1550	6/2/2015
			84,000	[8]		15.3250	1/30/17
Dennis L. Winger	22,274	[2]				6.5669	11/20/2007	4,815	[6]	59,706	9,630	[4]	119,412
	25,000	[2]				6.7201	3/30/2008	2,200	[9]	27,280	6,600	[7]	81,840
	206,776	[5]				8.5600	1/21/2009				4,400	[10]	54,560
	25,000	[8]				10.5312	5/13/2009
	25,000	[8]				132.6250	3/17/2010
	22,500	[11]				31.5000	3/26/2011
	28,000	[11]				18.8950	4/8/2012
	28,000	[11]				9.1300	3/24/2013
	22,400	[11]				10.7850	6/17/2014
	30,000	[12]				10.1550	6/2/2015
			24,000	[8]		15.3250	1/30/2017

William B. Sawch	20,000	[2]			6.7201	3/30/2008	2,200	[9]	27,280	6,600	[7]	81,840
	206,776	[5]			8.5600	1/21/2009				4,400	[10]	54,560
	25,000	[8]			10.5312	5/13/2009
	25,000	[8]			132.6250	3/17/2010
	22,500	[11]			31.5000	3/26/2011
	28,000	[11]			18.8950	4/8/2012
	28,000	[11]			9.1300	3/24/2013
	22,400	[11]			10.7850	6/17/2014
	30,000	[12]			10.1550	6/2/2015
			24,000	[8]	15.3250	1/30/2017
Kathy Ordoñez	40,000	[8]			42.3125	12/1/2010	18,000	[9]	223,200	12,500	[13]	243,438	[13]
	11,300	[8]			31.5000	3/26/2011				12,500	[14]	243,438	[14]
	28,000	[8]			18.8950	4/8/2012				54,000	[7]	669,600
	75,000	[8]			19.4750	4/19/2012				36,000	[10]	446,400
	12,500	[15]			19.4750	4/19/2012
	12,500	[16]			19.4750	4/19/2012
	95,000	[11]			9.1300	3/24/2013
	76,000	[11]			10.7850	6/17/2014
	150,000	[12]			10.1550	6/2/2015
			150,000	[8]	15.3250	1/30/2017
Barbara J. Kerr	12,000	[8]			109.3750	9/5/2010	1,800	[9]	22,320	5,400	[7]	66,960
	13,500	[11]			31.5000	3/26/2011				3,600	[10]	44,640
	17,000	[11]			18.8950	4/8/2012
	24,000	[11]			9.1300	3/24/2013
	19,200	[11]			10.7850	6/17/2014
	27,000	[12]			10.1550	6/2/2015
			24,000	[8]	15.3250	1/30/2017

1
The market price used for calculations in this column is $12.40, which was the closing price of a share of Applera-Celera stock on the last trading day of our 2007 fiscal year.

2
The options vest in two equal annual installments commencing on the first anniversary of the date of grant.

3
9,630 shares vest on June 30, 2008 and August 17, 2009, subject in each case to Mr. White being an employee of the Company as of the vesting date.

4
Up to one half of these shares will vest following the end of fiscal 2008 and 2009 based on the attainment of performance goals relating to operating cash flow for these fiscal years. The number of shares assumes the maximum payout of the awards in each of these fiscal years.

5
The options vest in four equal annual installments commencing on July 1, 1999.

6
These shares vested on August 16, 2007, based on the attainment of performance goals relating to operating cash flow for fiscal 2007.

7
Consists of restricted stock units (RSUs) corresponding to shares of Applera-Celera stock. Up to the total number of RSUs will vest following the end of fiscal year 2009 based on the attainment of profitability objectives for the Celera group for fiscal years 2008 and 2009. The number of RSUs assumes the maximum payout of the awards.

8
The options vest in four equal annual installments commencing on the first anniversary of the date of grant.

9
Consists of RSUs corresponding to shares of Applera-Celera stock. A portion of these RSUs vested on August 16, 2007 based on the attainment of revenue objectives for the Celera group for fiscal 2007, and the balance tied to fiscal 2007 performance was forfeited. Of the number of RSUs reported, Mr. White forfeited 966, Mr. Winger forfeited 332, Mr. Sawch forfeited 332, Ms. Ordoñez forfeited 2,716, and Ms. Kerr forfeited 272.

10
Consists of RSUs corresponding to shares of Applera-Celera stock. Up to one half of the RSUs will vest following the end of fiscal years 2008 and 2009 based on the attainment of revenue objectives for the Celera group for these fiscal years. The number of RSUs assumes the maximum payout of the awards in each of these fiscal years.

11
The options originally vested in four equal annual installments commencing on the first anniversary of the date of grant. On January 20, 2005, the vesting of these options was accelerated. However, shares acquired upon the exercise of these options are subject to a restriction on transfer (covering sales, gifts, pledges, and any other method of disposition). The transfer restriction will lapse as to shares issuable upon the exercise of these options on the date that the options would have otherwise vested with respect to those shares. Also, the transfer restriction will lapse in full upon termination of employment for any reason.

12
The options were fully vested on the date of the grant. However, shares acquired upon the exercise of the options are subject to a restriction on transfer covering sales, gifts, pledges, and any other method of disposition. The transfer restriction lapses on 25% of the shares covered by the grant on each of the first four anniversaries of the grant date and will lapse in full upon termination of employment for any reason.

13
Consists of performance units granted under the Company's Performance Unit Bonus Plan. The performance units will vest in two equal increments upon Applera-Celera stock attaining and maintaining price targets of $24.4750 and $29.4750 or more for a period of ninety days. Upon vesting of the performance units, Ms. Ordoñez will be entitled to a cash payment of $19.475 for each vested unit.

14
Consists of performance units granted under the Company's Performance Unit Bonus Plan. The performance units will vest in two equal increments upon Applera-Celera stock attaining and maintaining price targets of $34.4750 and $39.4750 or more for a period of ninety days. Upon vesting of the performance units, Ms. Ordoñez will be entitled to a cash payment of $19.475 for each vested unit.

15
The options vested on April 19, 2005.

16
The options were granted in conjunction with the grant of an equal number of performance units under the Company's Performance Unit Bonus Plan and vested on the earlier of April 19, 2007 or two years after the stock price targets referred to in footnote 14 were attained. The vesting of these options was accelerated on June 2, 2005. However, shares acquired upon the exercise of these options are subject to a restriction on transfer (covering sales, gifts, pledges, and any other method of disposition). The transfer restriction will lapse as to shares issuable upon the exercise of these options on the date that the options would have otherwise vested with respect to those shares. Also, the transfer restriction will lapse in full upon termination of employment for any reason.

Options Exercised and Stock Vested in Fiscal 2007

        The following table provides information about the value realized by each of the Named Executive Officers on exercises of stock options, the vesting of restricted stock units and stock awards, and vested performance units with respect to Applera-Applied Biosystems stock during fiscal 2007.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)[2]	Value Realized on Vesting ($)[3]
Tony L. White	523,292	8,187,462	91,002	3,460,718
Dennis L. Winger	122,000	1,832,543	19,384	917,633
William B. Sawch	120,000	1,724,887	7,800	552,969
Kathy Ordoñez	16,800	304,213	0	0
Barbara J. Kerr	0	0	6,300	352,037

1
Amounts reflect the difference between the exercise price of the option and the market price on the date of exercise.

2
Reflects restricted stock units that vested on August 17, 2006, based on the attainment of revenue objectives for the Applied Biosystems group for fiscal 2006. Also includes for Mr. White and Mr. Winger shares of restricted stock that vested on August 17, 2006 upon attainment of performance goals relating to the Company's operating cash flow for fiscal 2006 and for Mr. White shares of restricted stock that vested on June 30, 2007.

3
Amounts are based on the average of the high and low sales prices of Applera-Applied Biosystems stock on the day the stock vested. Also includes the following amounts paid to each of the Named Executive Officers in fiscal 2007 with respect to performance units granted under the Company's Performance Unit Bonus Plan that vested in fiscal 2006 and 2007 upon Applera- Applied Biosystems stock attaining and maintaining specified price targets: Mr. White, $614,850; Mr. Winger, $307,425; Mr. Sawch, $307,425; Ms. Ordoñez, 0; and Ms. Kerr, $153,713.

        The following table provides information about the value realized by each of the Named Executive Officers on exercises of stock options and the vesting of restricted stock units and stock awards with respect to Applera-Celera stock during fiscal 2007.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)[2]	Value Realized on Vesting ($)[3]
Tony L. White	114,097	938,535	25,074	335,849
Dennis L. Winger	48,000	392,943	3,862	53,991
William B. Sawch	30,002	233,239	0	0
Kathy Ordoñez	0	0	0	0
Barbara J. Kerr	0	0	0	0

1
Amounts reflect the difference between the exercise price of the option and the market price on the date of exercise.

2
Reflects shares of restricted stock held by Mr. White and Mr. Winger that vested on August 17, 2006 upon the attainment of performance goals relating to the Company's operating cash flow for fiscal 2006 and for Mr. White shares of restricted stock that vested on June 30, 2007.

3
Amounts are based on the average of the high and low sales prices of Applera-Celera stock on the day the stock vested.

Pension Benefits as of the End of Fiscal 2007

        The following table provides information as of the end of our 2007 fiscal year with respect to each plan that provides for payments or other benefits to each of the Named Executive Officers at, following, or in connection with their retirement. Each of these plans is described in further detail below.

Name	Plan Name	Number of Years Credited Service (#)[1]	Present Value of Accumulated Benefit ($)[2]	Payments During Last Fiscal Year ($)
Tony L. White	Employee Pension Plan	8.8	231,913	0
	Excess Benefit Plan	8.8	2,328,528	0
	Supplemental Benefit[3]	37.8	12,531,802	0
Dennis L. Winger	Employee Pension Plan	6.8	162,414	0
	Excess Benefit Plan	6.8	543,496	0
	SERP	9.8	2,800,952	0
	Supplemental Benefit[4]	10.0	1,122,955	0
William B. Sawch	Employee Pension Plan[5]	21.8	317,148	0
	Excess Benefit Plan	21.8	376,428	0
	Supplemental Retirement Plan[5]	12.8	10,175	0
	SERP	14.2	2,352,525	0
	Deferred Compensation Agreement[6]		72,247	0
Kathy Ordoñez	SERP	6.6	1,492,828	0
Barbara J. Kerr	SERP	6.8	1,301,979	0

1
Both the Employee Pension Plan and the pension component of the Excess Benefit Plan were frozen as of June 30, 2004. Accordingly, the years of credited service with respect to these plans reflect service with the Company through that date. The years of credited service with respect to the SERP reflect years of service in the officer's current position.

2
These amounts have been determined using the same assumptions used in determining our annual pension expense. See Note 5 to our consolidated financial statements under the caption "Pension Plans, Retiree Healthcare, and Life Insurance Benefits" included in our annual report on Form 10-K for the fiscal year ended June 30, 2007 for the assumptions made in determining our pension obligation.

3
Mr. White's employment agreement provides for a supplemental benefit equal to the annual benefit he would have received if he were credited with an additional 26 years of service, as well as service and compensation earned after the June 30, 2004 freeze date under the Employee Pension Plan and Excess Benefit Plan, reduced by $111,528, the benefit payable from his prior employer.

4
Mr. Winger's employment letter provides that if he continues to be employed by the Company until November 24, 2007, or if we terminate his employment prior to that date without cause, he will be entitled to receive an additional lifetime annual supplemental retirement benefit equal to the annual benefit he would have received if he were credited with an additional 10 years of service under the Employee Pension Plan and Excess Benefit Plan.

5
Mr. Sawch participated in the Supplemental Retirement Plan, a frozen non-qualified plan which provides benefits attributable to awards under our Incentive Compensation Program made prior to July 1, 1995. Mr. Sawch's years of credited service in this plan reflect his years of benefit accruals under this plan.

6
Reflects a deferred compensation agreement with Mr. Sawch, which generally provides for annual payments of $25,000 to be made for a maximum of ten years, commencing on retirement from the Company. Payments under this agreement are not based on years of service.

        Employee Pension Plan, Excess Benefit Plan, and Supplemental Retirement Plan.    We maintain a tax-qualified defined benefit Employee Pension Plan covering the majority of our domestic employees hired prior to July 1, 1999, and a non-qualified Excess Benefit Plan, which provides pension benefits that would otherwise be denied participants by reason of compensation and/or benefit payment limitations of the Internal Revenue Code on qualified plan benefits. Both the Employee Pension Plan and the pension component of the Excess Benefit Plan were frozen as of June 30, 2004. We also have a frozen non-qualified Supplemental Retirement Plan, which provides a defined benefit equal to 1.5% of awards under our Incentive Compensation Program prior to July 1, 1995.

        Annual benefits accrued to the freeze date are payable upon retirement at age 65 under the Employee Pension Plan, the Supplemental Retirement Plan, and the pension component of the Excess Benefit Plan, assuming continued service for benefit eligibility.

        The benefit amounts under the Employee Pension Plan and the pension component of the Excess Benefit Plan are comprised of pre and post October 1, 1995 benefit accruals, as follows:

  •
  Pre-October 1, 1995 accruals, including a defined fixed benefit, or the combination of a defined fixed benefit plus a variable annuity benefit (both based on salary only), depending on the participant's election at the time of benefit accrual. Variable annuity fund benefit payments are calculated based on the variable annuity fund unit value preceding benefit commencement, and are adjusted annually based on the performance of the fund's unit value.

  •
  October 1, 1995 through June 30, 2004 accruals are based on final average annual base salary compensation, measured over the thirty-six consecutive month period producing the highest annual average, and final average incentive compensation measured over the three consecutive fiscal year period producing the highest average incentive compensation.

  •
  Benefits attributable to base salary are equal to:

  •
  the product of

  •
  the sum of (1) 1.4% of the final average annual compensation plus (2) 0.5% of final average annual compensation in excess of covered compensation, multiplied by

  •
  the number of years of plan service after October 1, 1995, up to a maximum of 35 years,

      plus

      •
      1.7% of the final average annual compensation multiplied by years of plan service in excess of 35.

    Covered compensation is the average of the Social Security wage bases in effect during the 35 year period ending at the participant's retirement age for Social Security purposes.

  •
  Benefits attributable to incentive compensation are equal to

  •
  1.5% of the final average incentive compensation, multiplied by

  •
  years of service after July 1, 1995.

        Benefits under all three plans are fully vested after five years of plan service. Benefit amounts are computed on a straight life annuity basis (the maximum benefit payable to a participant), and are payable annually at age 65, the normal retirement age. Payments may begin as early as age 55 at the election of a participant who has retired or terminated employment with a vested benefit and, assuming eligibility for early retirement, are reduced by 1/4 of 1% for each month that benefit commencement precedes normal retirement age.

        The normal form of benefit is a straight life annuity. The benefit for a married participant is automatically payable as a 50% joint and survivor annuity, unless the participant's spouse approves an alternate form of payment. Upon attainment of retirement eligibility (age 55 with at least 5 years of service), participants may elect to receive benefits in optional forms. The straight life annuity is the maximum benefit payable under the Plan. Optional forms of benefit are actuarially equivalent to the normal form and result in the reduction of the monthly benefit paid to participants, depending on the participant's age and beneficiary's age for a joint and survivor annuity, or the guaranteed benefit payment period in the case of a certain with life thereafter form of benefit.

        Mr. White and Mr. Winger participate in the Employee Pension Plan and the pension component of the Excess Benefit Plan, and are currently eligible for early retirement.

        Mr. Sawch participates in the Employee Pension Plan, the pension component of the Excess Benefit Plan, and the Supplemental Retirement Plan. Assuming continued employment, he will be eligible for early retirement on October 1, 2009 upon reaching age 55.

        Mr. Sawch's benefit under the Employee Pension Plan includes his own contributions made to the plan prior to July 31, 1984 when participation in the plan was dependent on mandatory participant contributions. If Mr. Sawch elects to withdraw his own contributions, his benefit under the Employee Pension Plan attributable to the period prior to July 31, 1984 will be reduced by an amount actuarially equivalent to the contributions withdrawn.

        Neither Ms. Kerr nor Ms. Ordoñez participate in the Employee Pension Plan, the pension component of the Excess Benefit Plan, or the Supplemental Retirement Plan.

        Supplemental Executive Retirement Plan.    We also maintain a non-qualified Supplemental Executive Retirement Plan for each of the Named Executive Officers other than Mr. White that was adopted as of December 31, 2005. This Plan provides a benefit payable at normal retirement date (the first day of the month after the participant reaches age 65 and completes five years of service with the Company, including periods prior to the Plan's effective date). The amount of the annual benefit is determined by multiplying

  •
  a fraction, not to exceed one, equal to the result of dividing (1) the participant's years of service with the Company in a position that the Board of Directors has determined is eligible for benefit credit under the Plan (including, if applicable, employment prior to the Plan's effective date) by (2) 15, by

  •
  the sum of (1) 50% of the participant's final average compensation (the highest annualized average salary during any 60 consecutive calendar months), plus (2) 50% of the participant's final average qualified compensation (the highest average bonus earned under the Company's Incentive Compensation Program during any five consecutive fiscal years).

        The benefit determined above for each of Mr. Sawch and Mr. Winger will be offset by the actuarial equivalent value of the special contractual benefits provided to them by the Company, as described below.

        Plan benefits are fully vested after five years of service with the Company, including periods prior to the plan's effective date. Benefit amounts are computed on a straight life annuity basis payable annually at normal retirement date (subject to a six-month delay if required by Internal Revenue Code Section 409A). Payments may begin as early as age 55 at the election of a participant who has retired or terminated employment with a vested benefit (subject to a six-month delay if required by Internal Revenue Code Section 409A), and are reduced by 1/4 of 1% for each month benefit commencement precedes normal retirement date.

        The normal form of benefit is an annuity for the life of the participant only. Participants may elect to receive the following optional forms:

  •
  two contingent annuity options with the spouse receiving lifetime monthly benefits of 50% or 100% of the participant's monthly annuity if the spouse survives the participant,

  •
  a benefit for 36, 60, or 120 months followed by a lump sum payment of the present value of the remaining payments, or

  •
  a single lump sum payment of the entire value of the participant's benefit.

        Each optional form of benefit is the actuarial equivalent of the life annuity for the participant.

        Ms. Kerr, Ms. Ordoñez, and Mr. Winger are currently eligible for early retirement. Assuming continued employment, Mr. Sawch will be eligible for early retirement on October 1, 2009.

        Supplemental Benefits.    Under the terms of his employment agreement, Mr. White is entitled to a lifetime annual supplemental retirement benefit equal to the annual benefit he would have received if he were credited with an additional 26 years of service under the Employee Pension Plan and the Excess Benefit Plan, as well as service and compensation earned after the June 30, 2004 freeze on accruals under those plans. The annual benefit is reduced by $111,528 representing the pension benefit payable from his prior employer and is not subject to reduction for early retirement.

        Under the terms of Mr. Winger's employment letter, if he remains employed with the Company until November 24, 2007, he will be entitled to a lifetime annual supplemental retirement benefit equal to the annual benefit that he would have received if he were credited with an additional 10 years of service under the Employee Pension Plan and the Excess Benefit Plan. Amounts otherwise payable to Mr. Winger under the Supplemental Executive Retirement Plan will be offset against amounts payable under this arrangement.

        The normal form of payment and optional forms of payment (as well as the actuarial equivalent determination of the optional forms) for the supplemental retirement benefits for Mr. White and Mr. Winger are the same as under the Supplemental Executive Retirement Plan.

        Deferred Compensation Agreement.    We entered into a deferred compensation agreement with Mr. Sawch in 1993, which provides for annual payments of $25,000 to be made for a maximum of ten years, commencing at age 65 or within six months of retirement from the Company. The annual payments will also be made in the event of termination of employment for good reason or without cause following a change in control of the Company.

        A change in control generally means the occurrence of any of the following:

  •
  any person becomes the beneficial owner of more than 25% of our common stock,

  •
  any person acquires the right to vote more than 35% of our common stock,

  •
  during any two year period, a majority of the incumbent directors or incumbent Board-approved directors ceases to remain on the Board, or

  •
  the stockholders approve the sale of all or substantially all of the stock or assets of the Company.

        Good reason generally includes:

  •
  an adverse change in Mr. Sawch's status or a change in his position following a change in control,

  •
  a reduction in Mr. Sawch's base salary or a material reduction in his total annual compensation, and

  •
  our requiring Mr. Sawch to be based more than fifty miles from Norwalk, Connecticut.

        The annual payments may be reduced or forfeited if Mr. Sawch elects one of several optional forms of payment based on actuarial determinations, terminates employment prior to normal retirement age, or competes with the Company. Amounts otherwise payable to Mr. Sawch under the Supplemental Executive Retirement Plan will be offset against amounts payable under this agreement.

Nonqualified Deferred Compensation as of the End of Fiscal 2007

        The following table provides information as of the end of our 2007 fiscal year with respect to our Deferred Compensation Plan and savings component of our Excess Benefit Plan for each of the Named Executive Officers.

Name	Plan Name	Executive Contributions in Fiscal 2007 ($)	Registrant Contributions in Fiscal 2007 ($)[1]	Aggregate Earnings in Fiscal 2007 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at end of Fiscal 2007 ($)[2]
Tony L. White	Deferred Compensation Plan	0	0	76,235	0	411,240
	Excess Savings Plan	0	1,800	48,252	0	261,595
Dennis L. Winger	Deferred Compensation Plan	0	0	282,782	0	1,640,317
	Excess Savings Plan	0	1,800	11,500	0	93,263
William B. Sawch	Deferred Compensation Plan	0	0	174,958	0	988,657
	Excess Savings Plan	0	1,800	12,191	0	98,715
Kathy Ordoñez	Deferred Compensation Plan	0	0	153,708	0	1,272,188
	Excess Savings Plan	0	1,800	7,545	0	62,063
Barbara J. Kerr	Deferred Compensation Plan	0	0	144,839	0	1,132,367
	Excess Savings Plan	0	1,800	3,506	0	30,207

1
The amounts in this column are included in the "Summary Compensation Table" in the column entitled "All Other Compensation" as a portion of the contributions related to employee savings plans.

2
Of the amounts in this column, the following are the total amounts that have been reported in the "Summary Compensation Table" over all previous years in which the Named Executive Officer appeared in such table:

Name	Previous Years ($)
Tony L. White	397,506
Dennis L. Winger	890,843
William B. Sawch	560,281
Kathy Ordoñez	885,261
Barbara J. Kerr	n.a.

        Deferred Compensation Plan.    The Deferred Compensation Plan permits eligible employees—currently employees having a base salary of $125,000 or above—to defer all or part of their cash compensation. We do not make any contributions to the plan or pay "above market" interest on deferred compensation. The aggregate balances shown above represent amounts that the Named

Executive Officers earned but elected to defer, plus earnings (or losses). Amounts deferred are credited to individual accounts under the plan. Participants direct the investment of their accounts among various measurement funds. These funds may change from time to time and, as of June 30, 2007, included domestic and international equity, income, and blended funds. Participants may make changes in their investment selections prospectively on a daily basis.

        Participants are fully vested in the amounts credited to their accounts in the plan. These amounts will be paid on the earliest of (1) a pre-retirement distribution date designated by the participant with respect to the amounts deferred each year, (2) the participant's retirement (on or after reaching age 55 and completing five years of service), or (3) termination of the participant's employment. Payment may be made in a lump sum or in installments over a period of up to 15 years, depending on the applicable terms of the Plan and the participant's payment election.

        Excess Savings Plan.    The Excess Savings Plan provides for benefits based on the matching contributions that we cannot make to the accounts of participants in the Employee 401(k) Savings Plan by reason of the Internal Revenue Code limit on tax-deferred contributions to qualified plans. In order to participate in the Excess Savings Plan, participants must make annual voluntary tax-deferred contributions to the Employee 401(k) Savings Plan equal to six percent of compensation or the maximum amount of tax-deferred contributions permitted under the Internal Revenue Code, if lower. We credit participants' accounts in the plan with an amount equal to the matching contributions that we would have made to the Employee 401(k) Savings Plan but for the limitations of the Internal Revenue Code.

        Participants direct the deemed investment of their accounts, for purposes of determining additional credits to the accounts, among various measurement funds. These funds may change from time to time and, as of June 30, 2007, included domestic and international equity, income, and blended funds. Participants may make changes in their investment selections prospectively on a daily basis.

        Payment of a participant's vested account is made following termination, retirement, or death in the form of a lump sum distribution.

        No withdrawals or distributions were made in fiscal 2007 by or to any of the Named Executive Officers under the Deferred Compensation Plan or Excess Savings Plan.

Potential Payments Upon Termination or Change in Control

        Severance Arrangements.    Mr. White.    Mr. White's employment agreement provides that if his employment is terminated for cause or if he terminates his employment other than for good reason, we will pay him accrued salary and benefits through the date of termination.

        If Mr. White's employment is terminated due to his death, permanent disability, or retirement we will pay him accrued salary and benefits through the date of termination. and a pro rated payment under the Incentive Compensation Program.

        If we terminate Mr. White's employment without cause or if he terminates his employment for good reason, we will pay or provide him accrued salary and benefits through the date of termination, plus:

  •
  three times his base salary and target bonus,

  •
  the fair market value of 144,000 shares of Applera-Applied Biosystems stock and 36,000 shares of Applera-Celera stock, and

  •
  a pro rated payment under the Incentive Compensation Program.

        These amounts are payable in equal installments over a period of thirty-six months from the date of termination. In addition, Mr. White will receive:

  •
  continued participation, at active employee rates, in the Company's welfare benefit plans for up to three years, and

  •
  three years of additional credit under the Company's Employee Pension Plan and non-qualified plans.

        To receive these benefits, Mr. White would be required to execute a general release of claims against the Company.

        Good reason generally includes:

  •
  a change in Mr. White's position or a material reduction in his duties or responsibilities,

  •
  a reduction in Mr. White's base salary, and

  •
  a material breach by the Company of the provisions of the agreement.

        Cause generally includes:

  •
  willful malfeasance or willful misconduct by Mr. White in connection with his employment,

  •
  continuing refusal by Mr. White to perform his duties,

  •
  a material breach by Mr. White of the provisions of the agreement,

  •
  the willful engaging by Mr. White in conduct which is materially injurious to the Company, or

  •
  the indictment of Mr. White for (1) any felony or (2) a misdemeanor involving moral turpitude.

        In consideration of these benefits, Mr. White agreed that he will not compete with, or solicit any employee of, the Company during the term of his employment under the agreement and for a period of two years thereafter. He is also generally prohibited from disclosing confidential information pertaining to the Company or its affiliates.

        Mr. Winger.    Mr. Winger's employment letter provides that if we terminate his employment without cause, we will pay or provide him two years of base salary and continuation of health benefits. If we terminate Mr. Winger's employment without cause prior to November 24, 2007, he will also be entitled to receive an additional lifetime annual supplemental retirement benefit equal to the annual benefit he would have received if he were credited with an additional 10 years of service under the Employee Pension Plan and Excess Benefit Plan.

        Other Named Executive Officers.    We do not have separate severance arrangements with Ms. Kerr, Ms. Ordoñez, or Mr. Sawch, and they are not covered under our general employee severance policy. Any severance benefits payable to these officers would be determined by the Management Resources Committee on a case-by-case basis consistent with our prior practices and the treatment of other similarly situated executives. For purposes of the table below, we have assumed that each of these officers would, upon a termination of employment without cause, receive accrued salary and benefits through the date of termination, plus:

  •
  one times annual salary, paid in the form of salary continuation,

  •
  a pro rated payment under the Incentive Compensation Program,

  •
  vacation pay equivalent to one month's salary,

  •
  continued participation, at active employee rates, in the Company's welfare benefit plans for one year; and

  •
  continued vesting in time-based equity awards for a period of one year.

        To receive these benefits, the officer would have to execute a general release of claims against the Company. The actual benefits to be received by any of these officers would be determined by the MRC based on the facts and circumstances at the time and could be more or less than the amounts shown. Should Ms. Kerr, Ms. Ordoñez, Mr. Sawch, or Mr. Winger be terminated for cause, they would likely receive only accrued salary and benefits through the date of termination.

        The following table shows the potential payments and benefits under the Company's compensation and benefit plans and arrangements to each of the Named Executive Officers upon a termination of employment, other than upon a change in control, assuming termination of employment without cause as of June 29, 2007, the last business day of our 2007 fiscal year, and using the closing share prices of Applera common stock as of that day. The Named Executive Officers would also be eligible to receive their accrued pension benefits and deferred compensation as discussed above.

Name	Cash Severance Payment ($)[1]	Welfare Benefits ($)[2]	Additional Pension and Defined Contribution Benefits ($)[3]	Total ($)
Tony L. White	12,779,160	27,488	2,717,685	15,524,333
Dennis L. Winger	1,189,760	15,490	1,429,754	2,635,004
William B. Sawch	568,949	5,591	94,190	668,730
Kathy Ordoñez	615,141	9,415	15,500	640,056
Barbara J. Kerr	422,487	5,094	15,500	443,081

1
These amounts are based on the employment arrangements and assumptions described above. Accordingly, except for Mr. White, the amounts do not include any amounts payable under the Company's Incentive Compensation Program as amounts payable under that program would accrue as of the last day of the fiscal year regardless of the reason for termination.

2
Reflects the cost to the Company of providing three years of medical, dental, and life insurance for Mr. White, two years of medical and dental insurance for Mr. Winger, and one year of medical, dental, and life insurance for the other officers.

3
Reflects (a) the incremental actuarial cost to the Company of three years of additional service at current salary and bonus levels for Mr. White, supplemental benefits that Mr. Winger would receive under the terms of his employment letter, and benefits that Mr. Sawch would receive under the terms of his Deferred Compensation Agreement, and (b) the cost to the Company of one additional year of matching contributions under the Employee 401(k) Savings Plan for Ms. Ordoñez, Mr. Sawch, and Ms Kerr.

        Potential Payments Upon a Change in Control. We entered into change in control agreements with each of the Named Executive Officers, as well as some other senior managers. These agreements contain a "double trigger," meaning payments are made only if the executive suffers a covered termination of employment following a change in control; executives do not receive payments under the agreements upon a change in control alone. With respect to the Named Executive Officers, these agreements provide for the payment of the severance benefits described below in connection with the termination of employment following a change in control of the Company.

        Termination by the Company for Cause or Termination by the Named Executive Officer Other Than for Good Reason. Except as described below with respect to Mr. White's agreement, if during the 36 month period commencing on the date of a change in control, and any extension as provided below (the "Period of Employment"), we terminate the employment of a Named Executive Officer for cause or if a Named Executive Officer terminates his or her employment other than for good reason, we will pay or provide:

  •
  accrued annual base salary and benefits through the end of the month in which the termination of employment occurs, and

  •
  a pro rated payment under our Incentive Compensation Program.

        The 36 month period of employment will be automatically extended by one week for each week in which the Named Executive Officer's employment continues after the change in control, but will terminate on the earlier of

  •
  the executive reaching age 65 or taking early retirement under any of our retirement plans,

  •
  the executive's disability or death,

  •
  the termination of the executive's employment by the Company for cause or by the executive without good reason, or

  •
  in the case of Mr. White, the sixth anniversary of the date of the change in control.

        Termination by the Company Without Cause or by the Named Executive Officer for Good Reason. Except as described below with respect to Mr. White's agreement, if during the Period of Employment we terminate a Named Executive Officer's employment with the Company without cause or the Named Executive Officer terminates his or her employment with the Company for good reason, we will pay or provide:

  •
  accrued annual base salary and benefits through the end of the month in which the termination of employment occurs,

  •
  a pro rated payment under our Incentive Compensation Program,

  •
  a lump sum equal to the greater of (1) the Named Executive Officer's cash compensation (as described below) for the remainder of the Period of Employment or (2) two times the Named Executive Officer's cash compensation,

  •
  Continued participation at active-employee rates for the greater of two years or the remainder of the Period of Employment in the Company's welfare benefit plans (or substantially identical benefits if continued participation is not possible),

  •
  three additional years of service credit under the Company' non-qualified plans, and

  •
  full vesting of any restricted stock and stock options.

        Cash compensation is the sum of annual base salary plus the greatest of:

  •
  the average of the amount of incentive compensation for the last three completed fiscal years immediately prior to termination of employment,

  •
  the target amount of the Named Executive Officer's incentive compensation for the fiscal year in which the termination of employment occurs, or

  •
  the Named Executive Officer's target amount for the fiscal year in which the change in control occurs.

        For purposes of Mr. White's agreement, (a) a termination is not required to be within the Period of Employment to trigger receipt of change in control benefits, (b) the lump sum payable upon termination by the Company without cause or by Mr. White for good reason is equal to 300 percent of Mr. White's cash compensation, (c) the period of continued participation in the Company's welfare benefit plans is three years from the date of termination, (d) cash compensation is the sum of annual base salary plus the greater of (1) the average of the amount of incentive compensation for the last three completed fiscal years immediately prior to termination of employment, or (2) the target amount of Mr. White's incentive compensation for the fiscal year in which the termination of employment occurs, and (e) annual base salary is deemed to include an amount equal to the greater of (1) the fair market value of 48,000 shares of Applera-Applied Biosystems stock and 12,000 shares of Applera-Celera stock immediately prior to a change in control or (2) $400,000.

        A change in control generally means the occurrence of any of the following:

  •
  a tender offer or exchange offer (other than an offer by the Company), is made for common stock representing more than 25% of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors,

  •
  any person (other than the Company, a subsidiary of the Company, or an employee benefit plan sponsored by the Company or its subsidiary), acquires common stock representing more than 25% of such combined voting power,

  •
  during any two year period, a majority of the incumbent directors or incumbent Board-approved directors ceases to remain on the Board, or

  •
  the stockholders approve the sale of all or substantially all of the stock or assets of the Company.

        Good reason generally includes:

  •
  an adverse change in status or position,

  •
  a reduction by the Company in base salary,

  •
  a material reduction in total annual compensation,

  •
  the failure by the Company to continue in effect any benefit plan in which the Named Executive Officer was participating at the time of the change in control, or

  •
  causing the executive's principal place of business to be based more than fifty miles from his or her principal place of business immediately prior to the change in control.

        Cause generally includes:

  •
  the willful and continued failure by the Named Executive Officer to perform substantially his or her duties with the Company, or

  •
  the willful engaging by the Named Executive Officer in illegal conduct which is materially and demonstrably injurious to the Company.

        The amounts payable upon a termination by the Company without cause or by the executive for good reason are not subject to reduction or mitigation as a result of employment of the executive elsewhere after the date of termination.

        If any amounts due to a Named Executive Officer under a change in control agreement, under the terms of any benefit plan, or otherwise payable by us are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, we will pay the officer an additional amount such that he or she will retain the same net after tax amount as if no excise tax had been imposed.

        The table below was prepared as though a change in control occurred and the Named Executive Officer's employment was terminated as of June 29, 2007, the last business day of our 2007 fiscal year, and using the closing share prices of Applera common stock as of that day.

Name	Cash Severance Payment ($)[1]	Benefit Plans ($)[2]	Additional Pension Benefits ($)[3]	Restricted Stock & Units ($)[4]	Performance Units ($)[4]	Excise Tax Gross-up ($)[5]	Total ($)
Tony L. White
—Termination for cause or without good reason	0	0	0	6,586,651	1,623,300	0	8,209,951
—Termination without cause or for good reason[2]	8,563,843	73,988	2,717,685	6,586,651	1,623,300	0	19,565,467
Dennis L. Winger
—Termination for cause or without good reason	0	0	0	1,418,470	811,650	0	2,230,120
—Termination without cause or for good reason[2]	3,544,835	75,135	2,391,479	1,418,470	811,650	2,391,447	10,633,016
William B. Sawch
—Termination for cause or without good reason	0	0	0	612,824	811,650	0	1,424,474
—Termination without cause or for good reason[2]	3,127,103	63,272	1,365,278	612,824	811,650	1,719,094	7,699,221
Kathy Ordoñez
—Termination for cause or without good reason	0	0	0	1,116,000	486,876	0	1,602,876
—Termination without cause or for good reason[2]	3,307,366	74,745	1,517,169	1,116,000	486,876	2,398,301	8,900,457
Barbara J. Kerr
—Termination for cause or without good reason	0	0	0	496,404	405,829	0	902,233
—Termination without cause or for good reason[2]	2,140,566	61,781	1,228,609	496,404	405,829	1,436,338	5,769,527

1
Assumes, in the case of termination for cause or without good reason, that no incremental cash severance amounts would be payable as amounts payable under the Company's Incentive Compensation Program would accrue as of the last day of the fiscal year regardless of reason for termination of employment. In the case of termination without cause or for good reason, the severance payment equals three times fiscal 2007 base salary plus three times the average incentive compensation plan award for fiscal 2004, 2005, and 2006.

2
Reflects three times the sum of (a) the annual Company cost for medical, dental, and life insurance, plus (b) the maximum annual Company contribution to the Company's Employee 401(k) Savings Plan.

3
Reflects the incremental actuarial cost to the Company of three years of additional service at current salary and bonus levels.

4
The value of restricted stock, restricted stock units, and performance units assumes that all outstanding awards as of June 29, 2007 were immediately vested upon the change of control, regardless of whether termination of employment, for any reason, has occurred, as provided under the Company's stock incentive plans and Performance Unit Bonus Plan. In the case of the restricted stock and restricted stock units, the value is based on the number of outstanding shares that would not ordinarily have vested on June 29, 2007, multiplied by the applicable closing share price on that date. In the case of the performance units, the value assumes the payment of the balance of amounts payable with respect to previously vested performance units plus amounts payable with respect to previously unvested units. The table does not include the value of any stock options as the options that would vest upon the change of control had exercise prices above the closing stock prices on June 29, 2007, and therefore had no intrinsic value as of that date.

5
Reflects an estimate of each individual's excise tax liability occurring as a result of the total benefits.

Proposal 1 — Election of Directors

        The Board of Directors has nominated the ten persons named below for election as directors of the Company at the meeting. Each nominee elected as a director will serve until his or her successor has been elected at the next annual meeting or until his or her earlier resignation, removal, or death.

        Each of the nominees, with the exception of Dr. Mardis, is currently serving as a director of the Company, and each of the nominees has agreed to serve if elected. If a nominee becomes unavailable to serve as a director for any reason, the shares represented by proxies voted "for" the nominee will be voted for such other person as may be designated by the Board, unless the Board decides to leave the vacancy temporarily unfilled or to reduce the number of directors serving on the Board.

        The Board has established a retirement policy for directors which provides that directors may not stand for election after age 72 or continue to serve beyond the next annual meeting of stockholders following age 72. Mr. Smith, having reached age 72, will retire from the Board as of the date of the meeting.

        The principal occupation and other information about each of the nominees as of August 17, 2007, is provided below.

        The Board recommends that you vote "FOR" each of the nominees listed below.

Richard H. Ayers 64 Years Old Became Director 1988	Mr. Ayers is the retired Chairman and Chief Executive Officer of The Stanley Works, a tool and hardware manufacturer. He was an advisor to the Chairman and Chief Executive Officer of Stanley from January 1997 to October 1997 after having served as Chairman and Chief Executive Officer of Stanley from May 1989 to December 1996. Mr. Ayers is a Trustee of MassMutual Select Funds and MML Series Investment Fund.

Jean-Luc Bélingard 58 Years Old Became Director 1993	Mr. Bélingard is Chairman and Chief Executive Officer of Ipsen Group, a diversified French healthcare holding company. He previously served as Chief Executive Officer of bioMérieux-Pierre Fabre Group, a diversified French healthcare holding company, from 1999 to 2001, and as Director General of the Diagnostics Division and a member of the Executive Committee of F. Hoffmann-La Roche Ltd., a healthcare company, from 1990 to 1998. Mr. Bélingard is also a director of Laboratory Corporation of America Holdings, NicOx S.A. (France), and bioMérieux S.A. (France).

Robert H. Hayes 71 Years Old Became Director 1985	Dr. Hayes is the Philip Caldwell Professor of Business Administration, Emeritus, at the Harvard Business School. He has held various positions at Harvard since 1966.

Arnold J. Levine 68 Years Old Became Director 1999	Dr. Levine is a professor at the Institute for Advanced Study. He previously served as President and Chief Executive Officer of Rockefeller University from 1998 to 2002 and was the Harry C. Weiss Professor of the Life Sciences and Chairman of the Molecular Biology Department at Princeton University from 1984 to 1998. Dr. Levine is also a director of Theravance, Inc. and Infinity Pharmaceuticals, Inc.

William H. Longfield 69 Years Old Became Director 2003	Mr. Longfield is the retired Chairman and Chief Executive Officer of C.R. Bard, Inc., a manufacturer of healthcare products. He joined C.R. Bard in 1989 as executive vice president, became President in 1991, and served as Chairman and Chief Executive Officer from 1995 until his retirement in August 2003. Mr. Longfield is also a director of Manor Care, Inc.

Elaine R. Mardis 44 Years Old Nominee for Director	Dr. Mardis is an Associate Professor of Genetics at Washington University School of Medicine and Co-Director of the Washington University Genome Sequencing Center where she leads the technology development group. She has served in various positions at Washington University School of Medicine since 1993 and was appointed Associate Professor in October, 2006 and Co-Director of the Genome Sequencing Center in December, 2002. Dr. Mardis is also a member of the American Society of Human Genetics.

Theodore E. Martin 67 Years Old Became Director 1999	Mr. Martin is the retired President and Chief Executive Officer of Barnes Group Inc., a manufacturer of precision springs and custom metal components. He joined Barnes Group in 1990 as a group vice president and served as President and Chief Executive Officer from 1995 until his retirement in 1998. Mr. Martin is also a director of C.R. Bard, Inc., Ingersoll-Rand Company, and Unisys Corporation.

Carolyn W. Slayman 70 Years Old Became Director 1994	Dr. Slayman is the Sterling Professor of Genetics and Deputy Dean for Academic and Scientific Affairs at Yale University School of Medicine. She joined the Yale faculty in 1967. Dr. Slayman is a consultant to the National Institutes of Health, most recently having served as a member of the National Advisory General Medical Sciences Council.

James R. Tobin 63 Years Old Became Director 1999	Mr. Tobin has served as President and Chief Executive Officer of Boston Scientific Corporation, a medical device manufacturer, since March 1999. Mr. Tobin previously served as President and Chief Executive Officer of Biogen, Inc., a biotechnology company, from 1997 to 1998 and President and Chief Operating Officer from 1994 to 1997. Prior to joining Biogen, he held various positions at Baxter International Inc., including President and Chief Operating Officer from 1992 to 1994. Mr. Tobin is also a director of Boston Scientific and Curis, Inc.

Tony L. White 61 Years Old Became Director 1995	Mr. White has served as our Chairman, President and Chief Executive Officer since September 1995. Prior to that date, he was Executive Vice President and a member of the Office of the Chief Executive of Baxter International Inc., a manufacturer of healthcare products and instruments. He also served as Group Vice President of Baxter from 1986 to 1992. Mr. White is also a director of C.R. Bard, Inc., Ingersoll-Rand Company, and the Standards, Productivity and Innovation Board of Singapore (SPRING Singapore).

Proposal 2 — Ratification of the Selection of Independent Registered Public Accounting Firm

        The Audit/Finance Committee of the Board of Directors has selected PricewaterhouseCoopers LLP ("PwC"), an independent registered public accounting firm, to audit our books, records, and accounts for the fiscal year ending June 30, 2008. We are asking you to ratify this selection at the meeting.

        A representative of PwC will attend the meeting to answer appropriate questions and to make a statement if he or she desires.

        The Board recommends that you vote "FOR" this proposal.

Audit and Non-Audit Fees

        The table below provides a summary of the aggregate fees for professional services rendered for the Company by PwC during fiscal 2006 and 2007. These fees are described in more detail below.

			Fiscal 2006	Fiscal 2007
Audit Fees			$3,023,800	$3,458,340
Audit-Related Fees			79,300	59,800
Tax Fees			882,015	573,000
	Fiscal 2006	Fiscal 2007
Tax Compliance	$271,920	$400,000
Other Tax	610,095	173,000
All Other Fees			1,500	15,900

Total			$3,986,615	$4,107,040

        Audit Fees for the fiscal years ended June 30, 2006 and 2007 were for: professional services rendered for the audits of our consolidated financial statements; reviews of our quarterly financial statements on Form 10-Q; and audits of our internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Fees for both fiscal years also included statutory audits of some of our international subsidiaries, as well as review of other regulatory filings in the United States and in Japan.

        Audit-Related Fees for the fiscal years ended June 30, 2006 and 2007 were for assurance and related services rendered in connection with audits of some of our employee benefit plans and preparation of the related Form 5500s.

        Tax Compliance fees for the fiscal years ended June 30, 2006 and 2007 generally related to the preparation of original and amended tax returns, claims for refunds, and related services, primarily in foreign locations. Other Tax services were for tax planning, tax advice primarily related to research credits, and transfer pricing services.

        Other Fees for the fiscal years ended June 30, 2006 and 2007 were for research and reference software and, in fiscal 2007, software used in the internal audit documentation process.

Pre-Approval Policies and Procedures

        The Audit/Finance Committee has adopted a policy for the pre-approval of audit and non-audit services to be performed by the Company's independent registered public accounting firm. Under this policy, all services proposed to be performed by such firm must be pre-approved either by specific advance action of the Committee, which we refer to as "specific pre-approval," or pursuant to policies and procedures established by the Committee that are detailed as to the particular service to be rendered, which we refer to as "general pre-approval." The policy authorizes the Committee to delegate pre-approval authority to individual Committee members but to date no such delegation has occurred.

        Requests for pre-approvals, whether specific or general, must be submitted to the Committee in writing by the Company's Chief Financial Officer or Controller, and include a statement as to whether, in the view of the person making the request or application, the request is consistent with the SEC's rules on auditor independence. The Committee will consider whether the proposed services are consistent with the SEC's rules on auditor independence and will not approve any prohibited service. The Committee will also consider whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company's business, people, culture, accounting systems, risk profile, and other factors it deems appropriate under the circumstances. The term of any specific or general pre-approval will generally be no longer than 12 months.

        All requests for services to be provided by the independent registered public accounting firm that have received the general pre-approval of the Committee will be submitted to the Company's Controller and must include a detailed description of the services to be rendered. The Controller will determine whether such services are included within the list of services that have received the general pre-approval. The Committee will be informed on a timely basis of any such services rendered by the independent registered public accounting firm.

        The Director of Internal Audit monitors the performance of services provided by the independent registered public accounting firm to determine whether such services were approved in compliance with the Policy.

Proposal 3 — Approval of an Extension of the Term of the Applera Corporation 1999 Employee Stock Purchase Plan

        Proposal 3 pertains to an amendment to the Applera Corporation 1999 Employee Stock Purchase Plan (the "ESPP") to extend the term of the plan from December 31, 2007 to December 31, 2010. We are not seeking any additional shares of Applera common stock for issuance under the ESPP.

        The Company has for many years maintained a series of employee stock purchase plans to provide employees with an incentive to acquire an equity interest in the Company and to work effectively for its growth and prosperity. A substantial number of the Company's employees have become, and continue to be, stockholders of the Company as a result of these plans. The Board believes that these plans have generally been beneficial to employees as well as the Company and its stockholders because they have enhanced the interest of the employees in the continued success of the Company and further aligned the interests of employees and stockholders. In addition, the Board is of the opinion that employee stock purchase plans provide an effective aid in recruiting highly qualified and talented employees.

        The ESPP was first approved by the stockholders at the 1999 Annual Meeting and provides for offerings to be made under the plan until December 31, 2007. For the reasons set forth above, the Board believes that the proposed extension of the plan is in the best interest of the Company and its stockholders and is therefore asking you to approve this proposal at the meeting. If this proposal is not approved at the meeting, no offerings will be made under the ESPP after December 31, 2007.

        The Board recommends that you vote "FOR" this proposal.

Summary of the ESPP

        This summary highlights all material information about the ESPP as it is proposed to be amended. A complete copy of the ESPP as proposed to be amended is attached as Annex A to the electronic copy of this proxy statement filed with the SEC and available on the SEC's website at http://www.sec.gov. You can also obtain a copy of the ESPP by contacting the Corporate Secretary in writing at Applera Corporation, 301 Merritt 7, Norwalk, Connecticut, 06851, or by telephone at 203.840.2000.

        Term.    The ESPP currently provides that no offering may be made under the plan after December 31, 2007. If this proposal is approved at the meeting, no offering may be made under the plan after December 31, 2010.

        Shares Subject to the ESPP.    We are not seeking any additional shares of Applera common stock for issuance under the ESPP. As of the end of the Company's 2007 fiscal year, there remained available for issuance under the ESPP approximately 1,350,000 shares of Applera-Applied Biosystems stock out of a total of 4,000,000 authorized and approximately 1,600,000 shares of Applera-Celera stock out of a total of 4,200,000 authorized. Shares delivered under the ESPP may be newly issued shares or treasury shares. See "Equity Compensation Plan Information" below for more information about Applera common stock authorized for issuance under our equity compensation plans.

        As of August 31, 2007, the fair market value of a share of Applera-Applied Biosystems stock was $31.56, and the fair market value of a share of Applera-Celera stock was $13.14.

        Administration.    The ESPP is administered by the Management Resources Committee of the Board (the "MRC"). The MRC has the discretion to interpret the plan and make rules and regulations relating to its operation. None of the members of the MRC are eligible to participate in the ESPP.

        Participation.    All employees of the Company and designated subsidiaries on the date of each offering are eligible to participate in the ESPP. Directors who are not employees of the Company and any person who, after the grant of an option to purchase, would hold 5% or more of the total combined voting power or value of the Company are not eligible to participate. As of July 31, 2007, approximately 5,300 employees of the Company were eligible to participate in the ESPP.

        Purchases Under the ESPP.    The Company makes quarterly offerings to eligible employees in the United States to purchase shares of Applera-Applied Biosystems stock and Applera-Celera stock. The offerings relate to four three-month purchase periods commencing on the first trading day of January, April, July, and October of each year. Each eligible employee is offered the right to purchase shares of Applera-Applied Biosystems stock and/or Applera-Celera stock at a purchase price for each class of stock equal to the lower of 85% of the fair market value of the class of stock on the first or last day of the purchase period.

        Purchases under the ESPP are made automatically at the end of each purchase period using payroll deductions during the purchase period authorized by the participating employees. Participating employees can set aside up to 10% of their compensation in each purchase period for the purchase of Applera-Applied Biosystems stock and/or Applera-Celera stock. No eligible employee can elect a payroll deduction at a rate that would cause him or her to purchase more than $25,000 of Applera common stock in any calendar year.

        A participating employee has none of the rights or privileges of a stockholder of the Company (including the right to receive dividends) until the shares purchased under the ESPP have been fully paid for and issued.

        Withdrawal.    A participating employee may during any purchase period (1) direct the Company to make no further deductions from his or her compensation or (2) cancel his or her option to purchase shares of stock at the end of that purchase period. If the employee has directed that payroll deductions be discontinued, any sums deducted will be retained by the Company until the end of the purchase period, at which time the employee will receive that number of whole and fractional shares which can be purchased with the amount so retained. If the employee has directed that the option be canceled, the Company will, as soon as practicable thereafter, refund in cash, without interest, all amounts credited to the employee's account.

        Termination of Employment.    If the employment of a participating employee is terminated prior to the end of a purchase period because of total and permanent disability, retirement, or death, the employee or his or her legal representative may either (1) cancel the option to purchase and, as soon as practicable thereafter, receive a cash refund, without interest, of all payroll deductions credited to his or her account with respect to the offering, or (2) elect to receive at the end of the purchase period that number of whole and fractional shares of stock which such payroll deductions will purchase.

        If the employment of a participating employee is terminated during a purchase period for any other reason, he or she will receive, as soon as practicable thereafter, a cash refund, without interest, of all payroll deductions credited to his or her account with respect to the offering.

        Transferability.    A participating employee's rights under the ESPP are exercisable, during his or her lifetime, only by the employee and may not be transferred in any manner. After the death of a participating employee, his or her rights may be transferred under the laws of descent and distribution.

        Awards in Foreign Countries.    The MRC has the authority and discretion to adopt procedures and modify the ESPP as it deems necessary or desirable to comply with the provisions of the laws of foreign countries in which the Company operates in order to assure the viability of the benefits of the plan to the individuals employed in such countries and to meet the objectives of the ESPP. Accordingly, the provisions described above may not apply to awards in foreign countries, which may vary depending on local law and custom.

        Termination and Amendment.    The MRC may terminate the ESPP at any time or make any amendment or modification it deems advisable.

        Adjustments.    The ESPP provides that the MRC shall adjust, as it deems appropriate, the number and class of shares available under the ESPP to reflect changes in the outstanding stock that occur because of stock dividends, stock splits, recapitalizations, reorganizations, liquidations, or other similar events.

Principal Federal Income Tax Consequences

        The Company believes that, based on the laws as in effect on the date of this proxy statement, the following are the principal federal income tax consequences to participants and the Company of participation in the ESPP. This summary is not a complete analysis of all potential tax consequences relevant to participants and the Company and does not describe tax consequences based on particular circumstances. State, local, and foreign tax laws are not discussed.

        It is intended that the option to purchase shares of stock granted under the ESPP will constitute an option issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. If shares are purchased under the ESPP, no income will be realized by the employee at the time of the transfer of the shares to such employee if (1) the ESPP constitutes an "employee stock purchase plan," (2) no disposition of these shares is made within two years after the date of grant of the option or within one year after the purchase of the shares, and (3) the employee is an employee at all times from the date of grant of the option to the date three months before exercise of the option. If an employee dies while owning the shares, no income will be realized at the time of the transfer. Further, when an employee or his or her estate sells or otherwise disposes of the shares, there will be included in his, her, or its income, as compensation, an amount equal to the lesser of:

  •
  the amount by which the fair market value of the shares on the first day of the offering period exceeds the purchase price for the shares, or

  •
  the amount by which the fair market value at the time of disposition or death exceeds the purchase price per share.

Any further gain will be treated for tax purposes as long-term capital gain, provided that the employee holds the shares for the applicable long-term capital gain holding period after the last day of the offering period applicable to such shares.

        If an employee disposes of the shares within either the two-year or one-year period referred to above, he or she will realize ordinary income in the year of disposition in an amount equal to the difference between the purchase price and the fair market value of the shares at the time of exercise of the option. Any difference between the amount received upon such a disposition and the fair market value of the shares at the time of exercise of the option will be capital gain or loss, as the case may be.

        No deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option to purchase shares under the ESPP, provided there is no disposition of shares by a participating employee within either the two-year or the one-year period referred to above. If there is a disposition of shares within either of these periods, the Company will be entitled to a deduction in the same amount and at the same time that the employee realizes ordinary income.

New Plan Benefits

        Participation in the ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the plan. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the ESPP.

Vote Required for Approval

        Approval of this proposal requires the favorable vote of a majority of votes present in person or by proxy and entitled to vote at the meeting.

Equity Compensation Plan Information

        The following table provides information about shares of Applera common stock that may be issued under our equity compensation plans, including compensation plans that were approved by our stockholders as well as compensation plans that were not approved by our stockholders. Information in the table is as of the end of fiscal 2007.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants, and rights (a)		Weighted-average exercise price of outstanding options, warrants, and rights (b)		Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Applera-Applied Biosystems stock
Equity compensation plans approved by stockholders	23,828,904	[1]	$34.7383	[2]	10,176,661	[3]
Equity compensation plans not approved by stockholders	0	[4]
Total	23,828,904		$34.7383	[2]	10,176,661
Applera-Celera stock
Equity compensation plans approved by stockholders	7,572,324	[5]	$18.0348		6,570,506	[6]
Equity compensation plans not approved by stockholders	3,941	[7,8]	$25.4532	[2]	655,171	[8]
Total	7,576,265		$18.0390	[2]	7,225,677

1
Represents shares of Applera-Applied Biosystems stock issuable upon the exercise of options outstanding under the following equity compensation plans: The Perkin-Elmer Corporation 1996 Stock Incentive Plan; The Perkin-Elmer Corporation 1997 Stock Incentive Plan; and The Perkin-Elmer Corporation 1998 Stock Incentive Plan (collectively, the "Frozen Applera Equity Plans"); and the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan. Also includes: restricted stock units ("RSUs") outstanding under the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan, each of which represents the right to receive one share of Applera-Applied Biosystems stock at the time the RSU vests; and units outstanding under the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan and the Applera Corporation 1993 Director Stock Purchase and Deferred Compensation Plan, each of which represents a full share of stock deferred by non-management directors.

2
The weighted-average exercise price calculation does not take into account the RSUs and deferred stock units referred to in notes 1 and 5 to this table because the conversion of these rights into stock does not require the payment of consideration.

3
Represents shares of Applera-Applied Biosystems stock available for future issuance under the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan. Also includes 296,764 shares of Applera-Applied Biosystems stock available for future issuance under the Applera Corporation 1993 Director Stock Purchase and Deferred Compensation Plan and 1,350,854 shares of Applera-Applied Biosystems stock available for future issuance under the Applera Corporation 1999 Employee Stock Purchase Plan. As of the end of our 2007 fiscal year and assuming no change in foreign currency exchange rates, 24,179 shares of Applera-Applied Biosystems stock were subject to outstanding purchase rights granted to some employees in foreign countries under the Applera Corporation 1999 Employee Stock Purchase Plan. These outstanding rights are included in the numbers reported in this column (c) and not in column (a). Also, under this plan as of June 30, 2007 we were conducting purchase periods in some foreign countries, and the number of shares that may be purchased by participants will not be determined until the end of these purchase periods.

4
As of the end of our 2007 fiscal year, options to purchase 1,600 shares of Applera-Applied Biosystems stock were outstanding under the Molecular Informatics, Inc. 1997 Equity Ownership Plan. These options were assumed in connection with a merger and acquisition transaction. The weighted-average exercise price of these options as of such date was $1.8169. No new options or other rights to equity compensation will be issued under this plan, and the options outstanding under this plan are not reflected in the table above.

5
Represents shares of Applera-Celera stock issuable upon the exercise of options outstanding under the Frozen Applera Equity Plans and the Applera Corporation/Celera Group Amended and Restated 1999 Stock Incentive Plan. Also includes: RSUs outstanding under the Applera Corporation/Celera Group Amended and Restated 1999 Stock Incentive Plan, each of which represents the right to receive one share of Applera-Applied Biosystems stock at the time the RSU vests; and units outstanding under the Applera Corporation/Celera Group Amended and Restated 1999 Stock Incentive Plan and the Applera Corporation 1993 Director Stock Purchase and Deferred Compensation Plan, each of which represents a full share of stock deferred by non-management directors.

6
Represents shares of Applera-Celera stock available for future issuance under the Applera Corporation/Celera Group Amended and Restated 1999 Stock Incentive Plan. Also includes 70,896 shares of Applera-Celera stock available for future issuance under the Applera Corporation 1993 Director Stock Purchase and Deferred Compensation Plan and 1,610,997 shares of Applera-Celera stock available for future issuance under the Applera Corporation 1999 Employee Stock Purchase Plan. As of the end of our 2007 fiscal year and assuming no change in foreign currency exchange rates, 19,069 shares of Applera-Celera stock were subject to outstanding purchase rights granted to some employees in foreign countries under the Applera Corporation 1999 Employee Stock Purchase Plan. These outstanding rights are included in the numbers reported in this column (c) and not in column (a). Also, under this plan as of June 30, 2007 we were conducting purchase periods in some foreign countries, and the number of shares that may be purchased by participants will not be determined until the end of these purchase periods.

7
As of the end of our 2007 fiscal year, options to purchase 18,570 shares of Applera-Celera stock were outstanding under the following equity compensation plans: the Molecular Informatics, Inc. 1997 Equity Ownership Plan; the Axys Pharmaceuticals, Inc. 1989 Stock Plan; the Axys Pharmaceuticals, Inc. 1997 Equity Incentive Plan; the Axys Pharmaceuticals, Inc. 1997 Non-Officer Equity Incentive Plan; and the PerSeptive Biosystems 1992 Stock Plan. These options were assumed in connection with merger and acquisition transactions. The weighted average exercise price of these options as of such date was $24.5339. No new options or other rights to equity compensation will be issued under these equity compensation plans, and the options outstanding under these equity compensation plans are not reflected in the table above, except for the Axys Pharmaceuticals, Inc. 1997 Equity Incentive Plan.

8
Represents shares of Applera-Celera stock issuable upon the exercise of options outstanding under the Axys Pharmaceuticals, Inc. 1997 Equity Incentive Plan and shares of Applera-Celera stock available for future issuance under that plan.

        The following is a description of the material features of our equity compensation plans that were not approved by our stockholders:

        Molecular Informatics, Inc. 1997 Equity Ownership Plan.    We assumed this plan in connection with our acquisition of Molecular Informatics, Inc. No new options or other rights to equity compensation will be issued under this plan. As of the end of our 2007 fiscal year, there were options to purchase 1,600 shares of Applera-Applied Biosystems stock and 516 shares of Applera-Celera stock outstanding under this plan. The last of these options terminated in July 2007.

        PerSeptive Biosystems 1992 Stock Plan.    We assumed this plan in connection with our acquisition of PerSeptive Biosystems, Inc. No new options or other rights to equity compensation will be issued under this plan. As of the end of our 2007 fiscal year, there were options to purchase 1,926 shares of Applera-Celera stock outstanding under this plan. The last of these options terminated in July 2007.

        Axys Pharmaceuticals, Inc. 1989 Stock Plan.    We assumed this plan in connection with our acquisition of Axys Pharmaceuticals, Inc. No new options or other rights to equity compensation will be issued under this plan. As of the end of our 2007 fiscal year, there were options to purchase 7,002 shares of Applera-Celera stock outstanding under this plan. The last of these options are scheduled to terminate in October 2008.

        Axys Pharmaceuticals, Inc. 1997 Equity Incentive Plan.    We assumed this plan in connection with our acquisition of Axys Pharmaceuticals, Inc. As of the end of our 2007 fiscal year, there were options to purchase 3,941 shares of Applera-Celera stock outstanding under this plan. The last of these options are scheduled to terminate in November 2011. 655,171 shares of Applera-Celera stock are authorized for future issuance under this plan pursuant to stock options, stock awards, and stock purchase awards. Employees and directors of and consultants to Axys Pharmaceuticals, one of our wholly-owned subsidiaries, and its affiliates are generally eligible for the grant of equity compensation under this plan. The exercise price, vesting period, and all other terms and conditions of each option granted under this plan will be determined by the Management Resources Committee of our Board of Directors, except that the exercise price may not be less than the fair market value on the date of grant, and the term of each option may not be more than 10 years. Stock awards and stock purchase awards under this plan may be subject to such restrictions as may be determined by the MRC and may be subject to repurchase rights in favor of the Company. Stock purchase awards under this plan may not have a purchase price less than the fair market value on the date of the award. This plan expires in November 2007, after which no equity compensation may be issued under this plan.

        Axys Pharmaceuticals, Inc. 1997 Non-Officer Equity Incentive Plan.    We assumed this plan in connection with our acquisition of Axys Pharmaceuticals. No new options or other rights to equity compensation will be issued under this plan. As of the end of our 2007 fiscal year, there were options to purchase 5,185 shares of Applera-Celera stock outstanding under this plan. The last of these options are scheduled to terminate in March 2011.

Stockholder Proposals

        Any stockholder who wishes to submit a proposal to be included in the proxy statement for our 2008 annual meeting must deliver the proposal to us no later than May 9, 2008. All proposals should be sent in writing to: Secretary, Applera Corporation, 301 Merritt 7, Norwalk, Connecticut, 06851, and must include specified information about the proposal and stockholder required by the SEC.

        In addition, our By-laws contain certain procedures that a stockholder must follow to nominate a person for election as a director or present a proposal for action at any annual meeting of stockholders. These procedures are separate and apart from the SEC requirements noted above that a stockholder must meet in order to have a proposal included in our proxy statement. In general, our By-laws provide that nominations for director and other items of business to be brought before an annual meeting of stockholders must include specified information and be given to the Secretary of the Company not less than 45 days or more than 75 days prior to the first anniversary of the date on which proxy materials for the preceding year's annual meeting were first mailed to stockholders. In the case of our 2008 annual meeting, this advance notice must be received no earlier than June 27, 2008, or later than July 27, 2008. We will have discretionary authority to vote on any stockholder proposals presented at our 2008 annual meeting that do not comply with these notice requirements.

        The chairman of the meeting has the power to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the foregoing procedures and may refuse to allow the transaction of any business or the nomination of any person not in compliance with these procedures.

        Additional information regarding the submission of nominations for director or other items of business may be obtained from the Secretary of the Company at the address provided below.

Additional Information

        If you have questions or need more information about the meeting or any of the matters described in this proxy statement, please write to: Secretary, Applera Corporation, 301 Merritt 7, Norwalk, Connecticut, 06851, or call us at 203.840.2000.

By Order of the Board of Directors,
Thomas P. Livingston Vice President and Secretary
Norwalk, Connecticut September 6, 2007

Applera
Corporation

Applera Corporation
301 Merritt 7
Norwalk, CT 06851-1070

tel 203.840.2000
www.applera.com

002-CS-14897

000004
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on October 18, 2007.

Vote by Internet
• Log on to the Internet and go to www.investorvote.com
• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) with the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.
1. Election of Directors:
01 - Richard H. Ayers
02 - Jean-Luc Bélingard
03 - Robert H. Hayes
04 - Arnold J. Levine
05 - William H. Longfield
06 - Elaine R. Mardis
07 - Theodore E. Martin
08 - Carolyn W. Slayman
09 - James R. Tobin
10 - Tony L. White

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain
2. Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending June 30, 2008.	☐	☐	☐

	For	Against	Abstain
3. Approval of an extension of the term of the Applera Corporation 1999 Employee Stock Purchase Plan.	☐	☐	☐

B Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting.					☐

Mark here to discontinue mailing Annual Report on this account (for multiple accounts only)					☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in a representative capacity, sign name and title.
Date (mm/dd/yyyy) — Please print date below.			Signature 1 — Please keep signature within the box.		Signature 2 — Please keep signature within the box.
/	/

			C 1234567890	J NT	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
			1U P X	0 1 4 8 7 4 1

<STOCK#>		00RW0B

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — APPLERA CORPORATION

2007 Annual Meeting of Stockholders

This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting of Stockholders on October 18, 2007 at 9:30 a.m.

The undersigned stockholder(s) of Applera Corporation (the “Corporation”) hereby appoints TONY L. WHITE, WILLIAM B. SAWCH, and THOMAS P. LIVINGSTON, and each of them, as proxy or proxies, with power of substitution to vote all shares of Applera Corporation—Applied Biosystems Group Common Stock and/or Applera Corporation—Celera Group Common Stock which the undersigned is entitled to vote (including shares, if any, held on behalf of the undersigned, and indicated on the reverse side hereof, by Computershare, which were purchased under the Company’s dividend reinvestment plan) at the 2007 Annual Meeting of Stockholders and at any adjournment or postponement thereof, as indicated on the reverse side hereof and described in the Proxy Statement for the Annual Meeting and, in their discretion, upon such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OR, IF NO DIRECTION IS GIVEN, IT WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

ANNEX A TO SCHEDULE 14A
FILED UNDER SCHEDULE 14A, ITEM 10

APPLERA CORPORATION

1999 EMPLOYEE STOCK PURCHASE PLAN

(as proposed to be amended)

1.  Purpose of the Plan.

The purpose of the Applera Corporation 1999 Employee Stock Purchase Plan (the “Plan”) is to provide an incentive for Eligible Employees to continue to devote their best efforts to the success of the Corporation, and to afford such employees an opportunity to obtain a proprietary interest in the continued growth and prosperity of the Corporation through ownership of its Common Stock acquired in a convenient fashion.

2.  Definitions.

As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

2.1  “Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.2  “Applied Biosystems Stock” means the Applera Corporation — Applied Biosystems Group Common Stock, par value $.01 per share.

2.3  “Board of Directors” means the Board of Directors of the Corporation.

2.4  “Celera Stock” means the Applera Corporation — Celera Genomics Group Common Stock, par value $.01 per share.

2.5  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6  “Committee” means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby.

2.7  “Common Stock” means Celera Stock and Applied Biosystems Stock and either of them as the context requires.

2.8  “Compensation” means the regular basic wage or salary, including commissions, paid to an Eligible Employee by the Corporation and any amount which is contributed by the Corporation pursuant to a salary reduction agreement and which is not includable in the gross income of the Eligible Employee under Sections 125 and 402(g) of the Code or because it is made to a deferred compensation plan sponsored by the

Corporation.  Bonus, payment for overtime, or other special payments shall not be considered as part of Compensation.

2.9  “Corporation” means Applera Corporation and such of its Subsidiaries existing as of the effective date of the Plan or thereafter acquired as may be designated from time to time by the Committee.

2.10  “Date of Offering” means the first date in the applicable Purchase Period on which sales of Common Stock are made on a national securities exchange unless another date is specified by the Committee.

2.11  “Eligible Employee” means any person who is an employee of the Corporation on a Date of Offering during the term of the Plan.  Directors of the Corporation who are not employees and any employee who, immediately after the grant of an option hereunder, would own (within the meaning of Section 424(d) of the Code) Common Stock (including stock which such employee may purchase under outstanding options) possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Corporation or of a Subsidiary, shall be ineligible to participate in the Plan.

2.12  “Fair Market Value” means the simple average of the high and low sales prices of a share of Celera Stock or Applied Biosystems Stock, as the case may be, as reported in the report of composite transactions (or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

2.13  “Offering Price” means the lower of (a) 85% of the Fair Market Value of a share of Celera Stock or Applied Biosystems Stock, as the case may be, on the applicable Date of Offering, and (b) 85% of the Fair Market Value of a share of such class of Common Stock on the last day of the applicable Purchase Period on which sales of such class of Common Stock are made on a national securities exchange unless another date is specified by the Committee.

2.14  “Participating Employee” means an Eligible Employee who has accepted all or any part of an option to purchase shares of Celera Stock, Applied Biosystems Stock, or any combination thereof under an offering pursuant to Section 7 hereof.

2.15  “Purchase Period” means each period of three calendar months commencing on January 1, April 1, July 1, and October 1.

2.16  “Subsidiary” means any corporation in respect of which the Corporation owns, directly or indirectly, more than 50% of the total combined voting power of all classes of stock issued by such corporation.

3.  Shares Reserved for the Plan.

The aggregate number of shares of Applied Biosystems Stock available for issuance under the Plan is Four Million (4,000,000), subject to adjustment in accordance with Section 16 hereof.  The aggregate number of shares of Celera Stock available for issuance under the Plan is Four Million Two Hundred Thousand (4,200,000), subject to adjustment in accordance with Section 16 hereof.  Shares of Common Stock issued under the Plan shall be authorized but unissued shares.  In lieu of such unissued shares, the Corporation may, in its discretion, deliver treasury shares, reacquired shares, or shares acquired in the market for purposes of the Plan.

If any option granted under the Plan shall for any reason terminate, be canceled, or expire without having been exercised, shares of Common Stock not issued under such option shall be available again for issuance under the Plan.

4.  Administration of the Plan.

The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan.  The Committee shall also have plenary authority in its discretion to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan.  The Committee’s determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.

5.  Offerings.

Subject to the terms and conditions of the Plan, the Corporation may make offerings to Eligible Employees to purchase shares of Common Stock under the Plan through December 31, 2010.

6.  Amount of Common Stock Each Eligible Employee May Purchase.

6.1  Amount of Purchase.  Subject to the terms of the Plan, and as to each offering made hereunder, each Eligible Employee shall be offered an option to purchase that number of whole and fractional shares of Celera Stock and/or Applied Biosystems Stock equal to (a) the total amount accumulated in such Eligible Employee’s account established pursuant to Section 8 hereof with respect to such offering as of the last day of the applicable Purchase Period divided by (b) the Offering Price of the Celera Stock or Applied Biosystems Stock, as the case may be.

6.2  Limitations on Purchases.  No Eligible Employee shall be granted an option to purchase shares of Common Stock under all employee stock purchase plans (to which Section 423 of the Code is applicable) of the Corporation and its subsidiaries at a rate which exceeds $25,000 of the Fair Market Value of the Common Stock (determined as of the date of grant of such option) for each calendar year during which any option granted to such individual under any such plan is outstanding at any time.

7.  Method of Participation.

7.1  Notice of Offering.  The Committee shall give notice to each Eligible Employee of each offering under the Plan and the terms and conditions of such offering.

7.2  Election by Eligible Employees. Each Eligible Employee who desires to accept all or any part of the option to purchase shares of Common Stock under an offering shall signify his or her election to do so in the form and manner prescribed by the Committee.  Each such Eligible Employee shall also authorize the Corporation to make payroll deductions in accordance with Section 8 hereof to cover the aggregate purchase price of those shares in respect of which he or she has elected to accept an option.  Such election and authorization shall continue in effect for each subsequent offering unless at least ten (10) days prior to the first day of the next succeeding Purchase Period the Eligible Employee withdraws from the Plan or terminates employment with the Corporation, as hereinafter provided, or elects a different rate of payroll deductions in the form and manner prescribed by the Committee.

8.  Payroll Deductions.

8.1  Payroll Deductions.  Each Participating Employee shall authorize the Corporation, in the form and manner prescribed by the Committee, to make payroll deductions equal to any whole percentage of such Eligible Employee’s Compensation up to a maximum of 10% to cover the aggregate purchase price of those shares in respect of which he or she has elected to accept an option.  Payroll deductions shall be deducted from such Participating Employee’s compensation through regular payroll deductions, and shall commence as soon as practicable following the applicable Date of Offering and shall continue for the duration of the Purchase Period.  A separate bookkeeping account shall be maintained by the Corporation for each Participating Employee, and the amount of each Participating Employee’s payroll deductions shall be credited to such account.

8.2  Conflicts with Law.  If any law, rule, or regulation applicable to any Eligible Employee prohibits the use of payroll deductions for purposes of the Plan, or if such deductions impair or hinder the operation of the Plan, an alternative method of payment approved by the Committee may be substituted for such Eligible Employee.

9.  Exercise of Option and Purchase of Shares.

9.1  Exercise of Option.  Unless a Participating Employee has subsequently withdrawn from the offering pursuant to Section 12 hereof, such Participating Employee’s option shall be deemed to have been automatically exercised as of the last day of the applicable Purchase Period and become on such date an irrevocable obligation to purchase shares of Common Stock in accordance with the provisions of the Plan.  The number of whole and fractional shares of Celera Stock and/or Applied Biosystems Stock so purchased by each such Participating Employee shall be determined by dividing (a) the amount accumulated in such Participating Employee’s account by payroll deductions with respect to the offering of such class of Common Stock by (b) the Offering Price of Celera Stock or Applied Biosystems Stock, as the case may be.

9.2  Oversubscription.  In the event that, with respect to any offering hereunder, Participating Employees become entitled to purchase more shares of Celera Stock or Applied Biosystems Stock than the number of shares of such class of Common Stock then available for issuance under the Plan, the aggregate number of shares of such class of Common Stock then available shall be apportioned among Participating Employees on a pro rata basis in accordance with the number of shares of such class of Common Stock actually subscribed for by each such Participating Employee, except that subscriptions to purchase one share shall, to the extent possible, be honored in full.

10.  Issuance of Shares.

All full and fractional shares of Common Stock purchased by a Participating Employee under the Plan shall be issued in book entry form and credited to an account established in such Participating Employee’s name at a stock brokerage or other financial services company designated by the Committee.  Alternatively, the Committee may, in its sole discretion, cause the Corporation to issue a certificate to a Participating Employee for the number of whole shares of Common Stock purchased by such Participating Employee.  In such event, the Corporation shall pay to such Participating Employee an amount in cash equal to any fractional share multiplied by the Fair Market Value of a share of Common Stock on the date as of which the payment is made.

11.  Rights as a Stockholder.

No Participating Employee shall be entitled to any rights or privileges of a stockholder of the Corporation, including the right to receive any dividends which may be declared on shares of Common Stock, until such time as the full purchase price of such Participating Employee’s shares has been paid and shares have been issued to or for the account of such Participating Employee in accordance with Section 10 hereof.

12.  Withdrawals.

12.1  Right to Withdrawal.  No later than ten (10) days prior to the end of the Purchase Period with respect to any offering, a Participating Employee may, by filing an appropriate notice with the Committee, direct the Corporation to (a) make no further deductions from his or her Compensation with respect to such offering, or (b) cancel his or her entire option under such offering.  Such notice shall be irrevocable.  As soon as practicable following receipt of such notice, the Corporation shall cease all payroll deductions with respect to such offering by such Participating Employee.  If the employee has directed that payroll deductions be discontinued, any sums theretofore deducted in respect of the offering shall, subject to the provisions of Section 13 hereof, be retained by the Corporation until the end of the applicable Purchase Period, at which time there shall be issued to or for the account of the employee that number of whole and fractional shares which can be purchased with the sum deducted.  If the employee has directed that his or her option be canceled, the Corporation shall, as soon as practicable following receipt of such notice, refund in cash, without interest, all amounts credited to the account of such employee with respect to the applicable offering.

12.2  Waiver of Withdrawal Right.  Notwithstanding the provisions of Section 12.1 above, a Participating Employee may, at any time prior to the expiration of any Purchase Period, irrevocably elect to waive both the right to direct the Corporation to make no further deductions from such Participating Employee’s Compensation with respect to any option granted hereunder and the right to cancel the entire option, which election shall be made by the filing of an appropriate notice to such effect with the Committee.  Upon the filing of such a notice, such Participating Employee shall be irrevocably obligated to purchase all of the shares of Common Stock covered by the option to which such notice relates.

13.  Termination of Employment.

13.1  Death, Disability, or Retirement.  In the event that the employment of a Participating Employee is terminated prior to the end of a Purchase Period because of total and permanent disability, retirement, or death, such Participating Employee or his or her legal representative, as applicable, may either:

(a) cancel his or her entire option with respect to such offering, in which event the Corporation shall, as soon as practicable thereafter, refund in cash, without interest, all amounts credited to such Participating Employee’s account with respect to such offering; or

(b) elect to receive at the conclusion of the applicable Purchase Period that number of whole and fractional shares of Common Stock which such Participating Employee’s payroll deductions actually made are sufficient to purchase.

13.2  Election.  The election of a Participating Employee or his or her legal representative, as applicable, pursuant to Section 13.1 above, shall be made not later than ten (10) days prior to the end of the applicable Purchase Period.  Notification of the election shall be filed in the form and manner prescribed by the Committee and, in the event that no notification has been filed within the prescribed period, the Corporation shall act in accordance with Section 13.1(a) above.

13.3  Other Termination of Employment.  In the event that the employment of a Participating Employee is terminated for any reason other than those specified in Section 13.1 above, the Corporation shall, as soon as practicable thereafter, refund in cash, without interest, all amounts credited to such Participating Employee’s accounts under the Plan.

13.4  Temporary Absence.  In the event that the payroll deductions of a Participating Employee are temporarily discontinued because of leave of absence, temporary disability, or other similar reasons, then the number of shares of Common Stock subject to purchase by such Participating Employee in any offering shall be automatically reduced to that number of whole and fractional shares which his or her aggregate payroll deductions actually made within the Purchase Period are sufficient to purchase.  Notwithstanding the foregoing, such Participating Employee may make arrangements to pay to the Corporation an amount equal to the amount which was not subject to payroll deductions by reason of the temporary discontinuance thereof, and, in that event, such Participating Employee shall then be entitled to purchase the total number of shares of Common Stock for which he or she has accepted an option provided that full payment for all such shares is made not later than the last day of the applicable Purchase Period.

14.  Rights Not Transferable.

A Participating Employee’s rights under the Plan are exercisable, during his or her lifetime, only by such Participating Employee and may not be sold, pledged, assigned, or transferred in any manner.  Any attempt to sell, pledge, assign, or transfer such rights shall be void and unenforceable against the Corporation or any affiliate.  After the death of a Participating Employee, such Participating Employee’s rights may be transferred pursuant to the laws of descent and distribution.

15.  No Right to Continued Employment.

Nothing contained in the Plan shall confer upon any employee the right to continue in the employ of the Corporation or any Subsidiary or interfere with the right of the Corporation or such Subsidiary to terminate such employee’s employment at any time.

16.  Adjustment Upon Changes in Capitalization.

Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Celera Stock or Applied Biosystems Stock, as the case may be, by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations), liquidations, or other similar events, the aggregate number and class of shares available under the Plan and the number and class of shares under option but not yet issued under the Plan shall be adjusted in such manner as the Committee in its discretion deems appropriate.

17.  Termination and Amendment of the Plan.

The Committee may terminate the Plan at any time or make such modification or amendment to the Plan as it shall deem advisable.  Upon termination of the Plan, shares of Common Stock shall be issued to Participating Employees as if the end of the applicable Purchase Period were the date of termination of the Plan.

18.  Governmental Regulations and Listing.

All rights granted or to be granted to Eligible Employees under the Plan are subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for issuance under the Plan, including, without limitation, there being a current registration statement of the Corporation covering the offer of shares of Common Stock purchasable under the options on the last day of the Purchase Period applicable to such options, and if a registration statement shall not then be effective, the term of such options and the Purchase Period shall be extended until the first business day after the effective date of such registration statement, or post-effective amendment thereto.  In addition, all rights are subject to the due listing of such shares of Common Stock on any securities exchange on which the Common Stock is then listed.

Notwithstanding any other provision of the Plan, the Plan is intended to comply with all applicable provisions of Section 423 of the Code. To the extent that any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed automatically amended to the extent necessary to effect compliance with Section 423, provided that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.  Each option granted to an Eligible Employee under the Plan shall be deemed issued subject to the foregoing qualification.

19.  Awards in Foreign Countries.

The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the options made to individuals employed in such countries and to meet the objectives of the Plan.

20.  Governing Law.

Except where, and to the extent, offers of options under the Plan to foreign employees are subject to foreign laws, the Plan shall be construed, regulated, and administered under the internal laws of the State of Delaware.

21.  Stockholder Approval.

The Plan shall not become effective unless and until it has been approved, in the manner prescribed by law, by the stockholders of the Corporation.

QuickLinks

Directions to the Meeting
YOUR VOTE IS IMPORTANT.
Corporate Governance
Board of Directors and Committees
Ownership of Company Stock
Executive Compensation
Proposal 1 — Election of Directors
Proposal 2 — Ratification of the Selection of Independent Registered Public Accounting Firm
Stockholder Proposals
Additional Information